UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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The KEYW Holding Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE KEYW HOLDING CORPORATION

Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of The KEYW Holding Corporation (“KEYW” or the “Company”) to be held at KEYW’s Corporate Headquarters, 7740 Milestone Parkway, Hanover, MD 21076, on Wednesday, August 12, 2015 at 10:00 a.m. Eastern Time. We invite you to arrive at 9:30 a.m. to visit with KEYW management. A continental breakfast will be served.

As discussed in the enclosed Proxy Statement, the matters to be acted on at the Annual Meeting are: (1) the election of directors, (2) the ratification of the appointment of the Company’s independent registered public accounting firm, (3) amendments to our 2013 Stock Incentive Plan, and (4) a non-binding advisory vote on executive compensation (a “Say on Pay” vote). Additionally, there will be a presentation reviewing the Company’s performance in 2014 and through the second quarter of 2015. There will also be an opportunity for stockholders to present questions to management and to a representative of the Company’s independent registered public accounting firm.

The Company’s 2014 Annual Report is enclosed. The 2014 Annual Report is not a part of the enclosed Proxy Statement.

Whether or not you plan to attend, we request that your shares of stock be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning the enclosed Proxy Card in the enclosed envelope or by transmitting your voting instructions online at www.proxyvote.com. If you sign and return your Proxy Card without specifying your choices, your shares will be voted in accordance with the recommendations of the Company’s board of directors contained in the enclosed Proxy Statement.

We look forward to seeing you on August 12, 2015 and urge you to return your Proxy Card as soon as possible.

Respectfully yours,

Mark A. Willard

Interim President and Chief Executive Officer

Hanover, Maryland

July 10, 2015

THE KEYW HOLDING CORPORATION

7740 Milestone Parkway

Hanover, Maryland 21076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 12, 2015

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of The KEYW Holding Corporation, a Maryland corporation, (“KEYW” or the “Company”), will be held at 10:00 a.m. Eastern Time on Wednesday, August 12, 2015, at KEYW’s Corporate Headquarters, 7740 Milestone Parkway, Hanover, MD 21076, for the following purposes:

1.	To elect eight (8) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To approve amendments to our 2013 Stock Incentive Plan;

4.	To take a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers (“Say on Pay”); and

5.	To transact such other business as may properly come before the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

The Company’s board of directors has fixed the close of business on June 24, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

Please indicate your vote, date and sign the enclosed Proxy Card and promptly return it in the enclosed pre-addressed envelope or transmit your voting instructions online at www.proxyvote.com. Have your Proxy Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. The prompt voting of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your Proxy Card, you still may do so.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on
August 12, 2015

The Proxy Statement and 2014 Annual Report are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

KIMBERLY J. DECHELLO

Secretary

Hanover, Maryland

July 10, 2015

PROXY STATEMENT	- 1 -
VOTING SECURITIES AND PRINCIPAL HOLDERS	- 2 -
Security Ownership of Certain Beneficial Owners and Management	- 2 -
THE BOARD OF DIRECTORS AND COMMITTEES	- 4 -
Board Composition	- 4 -
Director Independence	- 4 -
Board Committees	- 5 -
Code of Ethics	- 7 -
Communication between Stockholders and Directors	- 7 -
Director Attendance at Board Meetings and Annual Meeting	- 8 -
Director Compensation	- 8 -
EXECUTIVE COMPENSATION	- 10 -
Compensation Discussion and Analysis	- 10 -
Compensation Committee Report	- 18 -
Summary Compensation Table	- 19 -
Grants of Plan-Based Awards Table	- 20 -
Outstanding Equity Awards at Fiscal Year End	- 21 -
Option Exercises and Stock Vested at Fiscal Year End	- 22 -
Equity Compensation Plan Information	- 35 -
Retirement Plans	- 35 -
Employee Stock Purchase Plan	- 35 -
Options to Purchase Securities	- 35 -
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	- 36 -
Review, Approval and Ratification of Transactions with Related Persons	- 36 -
Transactions with Related Persons	- 36 -
PROPOSAL 1 - ELECTION OF DIRECTORS	- 37 -
Directors/Nominees	- 37 -
Executive Officers	- 41 -
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	- 42 -
PROPOSAL 3 - AmendmentS to the Company’s 2013 Stock Incentive Plan	- 42 -
PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF the COMPANY’S NAMED EXECUTIVE OFFICERS	- 44 -
Background of the Proposal	- 44 -
Say on Pay Proposal	- 45 -
Audit Committee Report	- 46 -
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	- 47 -
Audit Fees	- 47 -
Audit-Related Fees	- 47 -
Tax Fees	- 47 -
All Other Fees	- 47 -
Pre-Approval of Services	- 47 -
OTHER MATTERS	- 48 -
Section 16(a) Beneficial Ownership Reporting Compliance	- 48 -
Other Business	- 48 -
Stockholder Proposals for the 2016 Annual Meeting	- 48 -
Annual Report and Consolidated Financial Statements	- 48 -
Householding	- 48 -
Reference Documents	- 49 -

ANNEX A – AMENDMENT AND RESTATEMENT OF THE 2013 STOCK INCENTIVE PLAN	A-1

i

THE KEYW HOLDING CORPORATION

7740 Milestone Parkway

Hanover, Maryland 21076

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 12, 2015

This Proxy Statement and enclosed Proxy Card are furnished to the holders of common stock, $0.001 par value (the “Common Stock”), of The KEYW Holding Corporation, a Maryland corporation (“KEYW” or the “Company”) and is solicited by the board of directors of the Company (the “board of directors”) for use at the Annual Meeting of Stockholders to be held on August 12, 2015 and at any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Eastern Time on Wednesday, August 12, 2015, at KEYW’s Corporate Headquarters, 7740 Milestone Parkway, Hanover, MD 21076. The approximate date on which the Notice of Annual Meeting, Proxy Statement and Proxy Card are first sent or given to stockholders is July 10, 2015.

The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the Proxy will be voted “FOR” the nominees for director listed under the caption “Proposal 1” herein; “FOR” ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year; “FOR” the amendment to the 2013 Stock Incentive Plan; and “FOR” the Say on Pay proposal. The Company’s board of directors recommends that the stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the board of directors with respect to any other business that may properly come before the Annual Meeting.

The board of directors has fixed the close of business on June 24, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

As of the Record Date, there were 38,241,309 shares of the Company’s Common Stock outstanding. Holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding as of the Record Date will be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time by a majority of stockholders present until a quorum is obtained.

The nominees to be selected as directors must receive a majority of the votes cast at the Annual Meeting to be elected. Each other proposal must receive a majority of the votes cast at the Annual Meeting to be approved. Abstentions and broker non-votes will have no effect on the proposals because broker non-votes will not be considered as present or voting and abstentions will be counted only for purposes of determining whether there is a quorum.

Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the Secretary, by submission of a Proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

The cost of preparing and mailing this Proxy Statement and the accompanying Proxy Card will be borne by the Company and the Company will pay the cost of soliciting proxies. The firm of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, has been retained by the Company to assist in soliciting proxies at a fee (not to exceed $30,000, plus expenses). In addition to solicitation by mail, certain officers and regular employees of the Company, employees of the Company’s transfer agent, Computershare, or Morrow & Co., may solicit the return of proxies by telephone, email or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, by e-mail and directed to corporatesecretary@keywcorp.com or orally and directed to the Secretary at 443-733-1600.

VOTING SECURITIES AND PRINCIPAL HOLDERS

General

The voting securities of the Company consist of Common Stock. On the Record Date there were 38,241,309 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying notes set forth as of June 24, 2015, information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person or group who beneficially owns more than 5% of the Common Stock, (ii) each of the directors of the Company, (iii) each of the Company’s named executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated by footnote, the nature of all beneficial ownership is direct.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Owners
Baron Capital Group, Inc. and related parties (2)	1,964,882	5.1%
Capital Research Global Investors (3)	3,586,400	9.4%
FMR, LLC (4)	5,635,031	14.7%
Franklin Resources, Inc. and related parties (5)	3,697,373	9.7%
The Hannon Family LLC and related parties (6)	2,250,000	5.8%
Oak Ridge Investments, LLC (7)	2,297,106	6.0%
Zazove Associates, LLC and related parties (8)	2,696,372	6.6%
Directors and Executive Officers *
Deborah Bonanni (9)	32,875	**
Phil Calamia (10)	18,250	**
Bill Campbell (11)	68,012	**
Pierre Chao (12)	46,125	**
Kim DeChello(13)	326,525	**
Chris Fedde (14)	43,250	**
John Hannon (15)	629,751	1.6%
Ken Minihan (16)	61,125	**
Art Money (17)	65,868	**
Caroline Pisano (18)	1,293,480	3.3%
Mark Willard (19)	317,109	**
All Directors and Executive Officers as a Group (11 persons) (20)	2,902,370	7.4%

*	The address of all directors and executive officers is c/o The KEYW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076.
**	Less than 1%.
(1)	The percentages are calculated on the basis of 38,241,309 shares outstanding as of June 24, 2015 plus, for each person listed, securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All restricted stock regardless of vesting status is included since these shares have voting rights.
(2)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2015 by Baron Capital Group, Inc., BAMCO, Inc., Baron Small Cap Fund and Ronald Baron. Principal Business Office address is 767 Fifth Avenue, 49th Floor, New York, NY 10153. The report states that each of Baron Capital Group, BAMCO and Ronald Baron has shared voting and dispositive power over all 1,964,882 shares, and that Baron Small Cap Fund has shared voting and dispositive power over 1,881,863 shares.
(3)	Based solely on a Schedule 13G/A filed with the SEC on February 10, 2015 by Capital Research Global Investors. Principal Business Office address is 333 South Hope Street, Los Angeles, CA 90071.
(4)	Based solely on a Schedule 13G/A filed with the SEC on February 13, 2015 by FMR, LLC on behalf of Edward C. Johnson, 3rd, Abigail P. Johnson and Fidelity Mid-Cap Stock Fund. Principal Business Office address is 245 Summer Street, Boston, MA 02210. The report states that FMR has sole voting power over 54,740 shares and each of FMR, Mr. Johnson and Ms. Johnson (by virtue of his and her control over FMR and affiliated entities) has sole dispositive power over all 5,635,031 shares. Fidelity Mid-Cap Stock Fund has sole voting power over 3,652,436 shares.

(5)	Based solely on a Schedule 13G filed with the SEC on February 13, 2015 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. Principal Business Office address is One Franklin Parkway, San Mateo, CA 94403-1906. The report states that Franklin Advisors, Inc. has sole voting power over 3,243,096 shares and sole dispositive power over 3,410,596 shares.
(6)	Based solely on a Schedule 13G/A filed with the SEC on February 12, 2015, by The Hannon Family LLC, Glenn A. Hannon, Natalie R. Hannon Kizer and Nichole Potee. Principal Business Office address is 4416 East West Highway, Bethesda, MD 20814. The report states that The Hannon Family LLC has sole voting and dispositive power over all 2,250,000 shares. Glenn Hannon has sole voting and dispositive power over 96,127 shares and shared voting and dispositive power over 2,250,000 shares. Natalie R. Hannon Kizer has sole voting and dispositive power over 72,015 shares and shared voting and dispositive power over 2,250,000 shares. Nichole Potee has sole voting and dispositive power over 39,199 shares and shared voting and dispositive power over 2,250,000 shares.
(7)	Based solely on a Schedule 13G filed with the SEC on January 12, 2015 by Oak Ridge Investments, LLC. Principal Business Office address is 10 South LaSalle Street, Suite 1900, Chicago, IL 60603. Oak Ridge Investments, LLC disclaims beneficial ownership of the shares reflected in this Schedule 13G except to the extent of its pecuniary interest therein, if any. The report states that Oak Ridge has sole voting power over 2,225,249 shares and sole dispositive power over 2,297,106 shares.
(8)	Based on a Schedule 13G filed with the SEC on January 22, 2015 by Zazove Associates, LLC, Zazove Associates, Inc. and Gene T. Pretti. Principal Business Office address is 1001 Tahoe Boulevard, Incline Village, NV 89451. Of the shares shown as beneficially owned, 2,696,372 shares are issuable upon the conversion of our 2.5% Convertible Notes due July 15, 2019.
(9)	Of the shares shown as beneficially owned by Ms. Bonanni, 11,500 are unvested restricted stock and 21,375 represent presently exercisable rights to acquire common stock through stock options.
(10)	Of the shares shown as beneficially owned by Mr. Calamia, 17,250 are unvested restricted stock and 1,000 represent presently exercisable rights to acquire common stock through stock options.
(11)	Of the shares shown as beneficially owned, 20,387 are owned directly by Mr. Campbell, 14,500 are unvested restricted stock, 13,125 represent presently exercisable rights to acquire common stock through stock options and 20,000 represent presently exercisable rights to acquire common stock through stock options under his consulting firm Sanoch Management LLC.
(12)	Of the shares shown as beneficially owned, 2,500 are owned directly by Mr. Chao, 15,500 are unvested restricted stock and 28,125 represent presently exercisable rights to acquire common stock through stock options.
(13)	Of the shares shown as beneficially owned, 134,650 are owned directly by Ms. DeChello, 72,500 are unvested restricted stock, and 119,375 represent presently exercisable rights to acquire common stock through stock options.
(14)	Of the shares shown as beneficially owned 2,000 are owned directly by Mr. Fedde, 22,500 are unvested restricted stock and 18,750 represent presently exercisable rights to acquire common stock through stock options.
(15)	Of the shares shown as beneficially owned, 35,330 are owned directly by Mr. Hannon, 9,000 are unvested restricted stock and 4,500 represent presently exercisable rights to acquire common stock through stock options. Shares deemed to be beneficially owned by Mr. Hannon include 260,111 shares of common stock owned by The John G. Hannon Revocable Trust U/A DTD 03/09/04 and presently exercisable rights to acquire 272,728 shares of common stock through warrants held by such trust. Mr. Hannon has voting and dispositive power over the shares owned by the above entities. Mr. Hannon disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. Also deemed as beneficially owned by Mr. Hannon include 36,082 shares of common stock owned by a daughter who resides in his household and presently exercisable rights to acquire 12,000 shares of common stock through warrants, Mr. Hannon disclaims beneficial ownership of these securities.
(16)	Of the shares shown as beneficially owned 3,500 are owned directly by Mr. Minihan, 14,500 are unvested restricted stock, and 43,125 represent presently exercisable rights to acquire common stock through stock options.
(17)	Of the shares shown as beneficially owned 6,662 are owned directly by Mr. Money, 14,500 are unvested restricted stock, 1,581 represent presently exercisable rights to acquire common stock through warrants, and 43,125 represent presently exercisable rights to acquire common stock through stock options.
(18)	Shares deemed to be beneficially owned by Caroline S. Pisano include: (i) shares held by Ms. Pisano herself, who beneficially owns 841,820 shares of common stock, 12,000 are unvested restricted stock, 11,250 represent presently exercisable rights to acquire common stock through stock options, and presently exercisable rights to acquire 20,000 shares of common stock through warrants; (ii) presently exercisable rights to purchase 403,410 shares of common stock through warrants held by The Caroline S. Pisano 2009 Irrevocable Trust and (iii) 5,000 shares owned by her mother who resides in her household. Ms. Pisano has voting and dispositive power over the shares beneficially owned by the trust. Ms. Pisano disclaims beneficial ownership of the shares held by the trust except to the extent of her pecuniary interest therein and disclaims beneficial ownership of the securities held by her mother.
(19)	Of the shares shown as beneficially owned, 112,734 are owned directly by Mr. Willard, 72,500 are unvested restricted stock, and 131,875 represent presently exercisable rights to acquire common stock through stock options.
(20)	Of the shares shown as beneficially owned, 455,625 represent presently exercisable rights to acquire Common Stock through stock options and 709,719 represent presently exercisable rights to acquire common stock through warrants.

THE BOARD OF DIRECTORS AND COMMITTEES

Board Composition

In May of 2015, our board of directors unanimously approved to increase the board of directors from 8 to 9 individuals to add Mark Willard the Company’s interim President and Chief Executive Officer as a director. As a result of the June 2015 death of Len Moodispaw, our former Chairman, President and Chief Executive Officer, our board currently consists of eight (8) directors with one vacancy. Due to the short time between Mr. Moodispaw’s passing and the distribution of this Proxy Statement and taking into consideration the recommendation of the nominating and corporate governance committee of our board, our board has determined to proceed with one vacancy on the board. Such vacancy may be filled in the future in accordance with our bylaws.

Directors are elected annually, and each director holds office for a one-year term. The board of directors generally meets quarterly. Additionally, our bylaws provide for special meetings and, as also permitted by Maryland law, board action may be taken without a meeting upon unanimous written consent of all directors.

The biographical information presented later in this Proxy Statement discusses the specific experience, qualifications, attributes and skills contributing to our conclusion that each nominee for director should serve as a member of our board of directors. Our goal in selecting board members is to compose leadership that has a broad base of knowledge and experience targeted to our business and industry, which allows our board to engage in forthright discussion about our strategies, risks and plans as a company. Members of the board of directors who have an investment stake in our company have interests that are aligned with our company’s desire to grow and prosper. We believe that each board member has demonstrated business acumen and an ability to exercise sound and ethical judgment, as well as a commitment of service to our company and to our board of directors during the period leading up to this filing. Finally, we value their significant experience on other public company boards of directors and board committees, in government agencies, and in private companies, which when aggregated as a full board we feel provides the level of expertise necessary in directing our company.

Director Independence

Under the NASDAQ Marketplace Rules, a majority of our board of directors must be comprised of independent directors, and each member of our audit, compensation and nominating and corporate governance committees must be an independent director, as defined under the NASDAQ Marketplace Rules. Under the NASDAQ Marketplace Rules, a director will not qualify as an “independent director” if, in the opinion of the company's board of directors, the director has any relationship which would interfere with the exercise of the director's independent judgment in carrying out his or her responsibilities as a director. In addition, under the NASDAQ Marketplace Rules, an independent director may not be an executive officer or employee of our company and must satisfy certain other requirements under the NASDAQ Marketplace Rules.

In addition, each member of our audit committee must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of the audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries; or (2) be an affiliated person of the company or any of its subsidiaries.

Our board of directors has undertaken a review of the independence of each director under the NASDAQ Marketplace Rules and under applicable securities laws and rules. As a result of this review, our board of directors affirmatively determined that Mr. Campbell, Mr. Chao, Mr. Hannon, Mr. Minihan, Mr. Money and Ms. Bonanni and Ms. Pisano, representing a majority of our board of directors, are “independent directors” as defined under the NASDAQ Marketplace Rules and that each member of our audit committee satisfies the independence requirements of Rule 10A-3 of the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

As of May 27, 2015, Caroline Pisano was appointed as Chairman of the Board and Mark Willard was appointed interim President, Chief Executive Officer and a director. Both appointments were made upon Mr. Moodispaw’s retirement. Mr. Moodispaw served as the Chief Executive Officer, President & Chairman of the Board of Directors of KEYW since it began operations on August 4, 2008 and was the founder of KEYW. Mr. Moodispaw continued to serve as a director until his death in June 2015. As set forth above, seven (7) of our eight (8) current directors satisfy NASDAQ independence requirements. Independent directors head each of the audit committee, the compensation committee, and the nominating and corporate governance committee, and each of the committees is comprised solely of independent directors.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, with each committee having the composition and responsibilities described below. The members of each committee are appointed by our board of directors. Copies of the charters of each of the audit committee, compensation committee, and nominating and corporate governance committee setting forth the responsibilities of the committees are available on our website at www.keywcorp.com. We periodically review and revise the committee charters.

Audit Committee

Our audit committee is comprised of Caroline Pisano, Art Money, and John Hannon. Ms. Pisano is the chairperson of our audit committee. Our board of directors has determined that each member of the audit committee meets the financial literacy requirements under the NASDAQ Marketplace Rules and that Ms. Pisano qualifies as an “audit committee financial expert” under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. In addition, our board of directors has determined that each member of our audit committee is an independent director under the listing standards of the NASDAQ Marketplace Rules and is independent pursuant to Rule 10A-3 of the Exchange Act. As provided for in the committee’s charter, as approved by our board of directors, our audit committee is responsible for, among other things:

•	Determining the appointment, compensation, retention and oversight of our independent registered public accounting firm; evaluating the qualifications, performance and independence of our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•	Overseeing our accounting and financial reporting processes and the audits of our financial statements; and
•	Reviewing and assessing the qualitative aspects of our financial reporting, our processes to manage business and financial risk, and our compliance with significant applicable legal, ethical and regulatory requirements as they relate to financial statements or accounting matters.

The audit committee held four meetings in 2014.

Compensation Committee

Our compensation committee is comprised of Art Money, Bill Campbell and John Hannon. Mr. Money is the chairperson of our compensation committee. As provided for in the committee’s charter, as approved by our board of directors, our compensation committee is responsible for, among other things:

•	Reviewing and recommending KEYW’s general policy regarding executive compensation;
•	Reviewing and recommending compensation for our chief executive officer and our other executive officers, including annual base salary, annual incentive bonus (including the specific goals required to receive an annual incentive bonus and the amount of any such annual incentive bonus), equity compensation and any other benefits or compensation;
•	Reviewing and recommending any employment-related agreements, severance arrangements and change-of-control arrangements and similar agreements/arrangements for our executive officers;
•	Reviewing and recommending compensation plans for our employees and amendments to our compensation plans to our board of directors;
•	Preparing the compensation committee report that the SEC requires to be included in our annual proxy statement; and
•	Overseeing, reviewing and making recommendations with respect to our equity incentive plans.

Our board of directors has determined that each member of our compensation committee is an “independent director” as defined under the NASDAQ Marketplace Rules.

The compensation committee held three meetings in 2014.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the compensation committee during the last completed fiscal year: (a) was, during the fiscal year, an officer or employee of the Company; (b) was formerly an officer of the Company; or (c) had any relationships requiring disclosure under Item 404 of Regulation S-K.

During the last completed fiscal year: (a) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee of the Company; (b) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; and (c) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of Deborah Bonanni, Ken Minihan and Pierre Chao. Mr. Minihan is the chairperson of our nominating and corporate governance committee. As provided for in the committee’s charter, as approved by our board of directors, our nominating and corporate governance committee is responsible for, among other things:

•	Reviewing developments in corporate governance practices and developing and recommending governance principles, policies and procedures applicable to KEYW;
•	Identifying, reviewing and recommending to our board of directors nominees for election to our board of directors and to fill vacancies on our board of directors;
•	New director orientation;
•	Reviewing and making recommendations to our board of directors regarding board committee structure and membership; and
•	Succession planning for our executive officers.

Our board of directors has determined that each member of our nominating and corporate governance committee is an “independent director” as defined under the NASDAQ Marketplace Rules.

The nominating and corporate governance committee adopted Corporate Governance Guidelines on April 30, 2010 (the “Guidelines”). The Guidelines are designed to assist the board of directors in the exercise of its responsibilities and provides guidance on such matters as: board size and composition, selection of directors, shareholder nominations, selection of Chairperson, expectations for directors, board responsibilities, board meetings, executive sessions, the committees of the board, orientation and continuing education, and reliance on management and outside counsel.

The nominating and corporate governance committee held two meetings in 2014.

Director Selection Criteria

Our goal in selecting directors is to compose leadership that has a broad base of knowledge and experience targeted to our business and industry, which allows our board of directors to engage in forthright discussion about our strategies, risks and plans as a company.

The nominating and corporate governance committee shall identify, review and recommend candidates to serve on the board of directors. The committee may use outside consultants to assist in identifying candidates. Final approval of a candidate is determined by the full board. The committee and the board of directors shall take the following factors into consideration, including such other factors as the board of directors may determine:

•	Regulatory Requirements. They will assure that the board has directors who meet the applicable criteria for committee or board membership established by regulatory entities including NASDAQ, the Securities and Exchange Commission, and the Internal Revenue Service.
•	Independence. They shall assure that at least a majority of the board will be independent directors in accordance with NASDAQ regulations.
•	Overall Board Composition. They will consider the board’s overall composition in light of current and future needs. Among the characteristics the committee may consider are: professional skills and background, experience in relevant industries, diversity, age and geographic background.
•	Performance. They will consider the past performance of incumbent directors.
•	Other Criteria. Particularly with regard to new directors, they will also assess whether the candidates have the qualities expected of all directors, including integrity, judgment, acumen, and the time and ability to make a constructive contribution to the board.
•	Notice. In order to assure that the board has ample notice of potential recommended changes in the board, the nominating and corporate governance committee will inform the board of the criteria used by the committee in evaluating director nominations in advance of, and at the time of, submitting such nominations to the board.

The board of directors, taking into consideration the recommendations of the nominating and corporate governance committee, shall be responsible for selecting the nominees for election to the board by the stockholders and for appointing directors to the board to fill vacancies and newly created directorships, with primary emphasis on the criteria set forth above. The board of directors, taking into consideration the assessment of the nominating and corporate governance committee, shall also make a determination as to whether a nominee or appointee would be an independent director.

Stockholder Nominations

The Company welcomes nominations from stockholders and encourages interested stockholders to submit candidates to the nominating and corporate governance committee through the Secretary. The nominating and corporate governance committee shall give appropriate consideration to candidates for the board of directors recommended for nomination by stockholders in accordance with the Company’s bylaws, and shall evaluate such candidates in the same manner as other candidates identified to the committee. The Company has not received any recommended nominees from any stockholder to date. Stockholders can send nominations by e-mail to corporatesecretary@keywcorp.com, by fax to (443) 733-1801 or by mail to Corporate Secretary, The KEYW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076.

Code of Ethics

KEYW has adopted a code of business conduct and ethics applicable to all of our officers including our CEO and CFO, directors, and employees. A copy of that code is available on our corporate website at www.keywcorp.com. The policies and procedures address a wide array of professional conduct, including, but not limited to:

Conduct	Political Contributions, Activities and Public Positions
Public Disclosure	Government Officials and Company Personnel
Legal Compliance	Payments to Employees of Customers or Suppliers
Government Business	Conflict of Interest
Company Records and Accounts	Compliance with Tax and Currency Laws
Insider Trading	Import and Export
Vigilant Reporting	Time Recording
Indoctrination	Reporting of Violations

Any person may receive a copy of this Code of Ethics at no charge by contacting the Company’s Chief Administrative Officer via mail, email to corporatesecretary@keywcorp.com or by phone at 443-733-1600.

Employees with complaints or concerns may report these through the KEYW OpenBoard which provides an anonymous and confidential method for reporting any issues or concerns. Employees may present concerns anonymously through OpenBoard at 866-265-3857. Confidential reports also may be submitted by mail addressed to the Corporate Secretary for delivery to the board of directors or submitted online at https://www.openboard.info/keyw/index.cfm.

Communication between Stockholders and Directors

The board of directors recommends that stockholders initiate any communications with the board of directors in writing and send them in care of the Corporate Secretary. Stockholders can send communications by e-mail to corporatesecretary@keywcorp.com, by fax to 443-733-1801 or by mail to Corporate Secretary, The KEYW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076. This centralized process will assist the board of directors in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended board recipient should be noted in the communication. The board of directors has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the board of directors has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the board of directors’ consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Attendance at Board Meetings and Annual Meeting

The board of directors held five meetings during 2014. The board of directors held five independent directors meetings without management during 2014. Each director attended more than 75% of the total number of meetings of the board and committees on which they served. It is the policy of the Company and board of directors that all directors attend the Annual Meeting of Stockholders and be available for questions from the stockholders. All of the directors attended the 2014 Annual Meeting of Stockholders. It is anticipated that all directors nominated for election at the Annual Meeting will be in attendance at the Annual Meeting.

Board Role in Risk Oversight

The role of the board of directors in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business units and corporate functions, the board of directors considers and addresses the primary risks associated with those units and functions. The full board of directors regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the committees, and particularly the audit committee, plays a role in overseeing risk management issues that fall within each committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the audit committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the audit committee last met. The audit committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full board of directors. Other committees meet in executive sessions as necessary. In performing its functions, the audit committee and each committee of the board of directors has full access to management, as well as the ability to engage advisors. The board of directors receives reports from each of the committees regarding each committee’s particularized areas of focus.

Director Compensation

Directors who are full-time employees of KEYW receive no additional compensation for their service as directors. With respect to non-employee directors, our philosophy is to provide competitive compensation necessary to attract and retain outstanding people to our board of directors. The compensation committee reviews annually the form and amount of director compensation, and as part of its review of the compensation policies of KEYW, has sought input from Grant Thornton and Aon Hewitt as to director compensation practices of similarly-situated companies.

In 2011, the board of directors and the compensation committee approved the following non-employee director cash compensation levels, which continued to apply to director compensation paid in 2014:

•	Annual retainer of $30,000 for board service;
•	Audit committee chairperson retainer of $10,000;
•	Compensation committee chairperson retainer of $5,000; and
•	Nominating and corporate governance committee chairperson retainer of $5,000.

The table below summarizes the compensation paid by KEYW to non-employee directors for the fiscal year ended December 31, 2014.

Director Name	Fees Earned or Paid in Cash ($)		Stock Awards($) (2)	Option Awards ($) (2)	Total ($)
Deborah Bonanni	30,000		51,330	56,365	137,695
Bill Campbell	30,000		51,330	56,365	137,695
Pierre Chao	30,000		51,330	56,365	137,695
John Hannon	—	(1)	51,330	56,365	107,695
Ken Minihan	30,000		51,330	56,365	137,695
Art Money	35,000		51,330	56,365	142,695
Caroline Pisano	40,000		51,330	56,365	147,695

(1)	Mr. Hannon declined receiving board fees.

(2)	Amounts reported in this column reflect the aggregate grant date fair value as calculated under FASB ASC Topic 718. For a description of the assumptions used in making these calculations, see "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our audited financial statements and notes in our Form 10-K for the fiscal year ended December 31, 2014. On February 7, 2014, each non-employee director was awarded 3,000 shares of restricted stock and 9,000 shares of stock options.

The non-employee directors held the following numbers of stock options and unvested restricted stock as of December 31, 2014.

Director Name	Stock Options Outstanding	Unvested Restricted Stock Awards
Deborah Bonanni	31,500	5,500
Bill Campbell	40,500	8,500
Pierre Chao	40,500	8,500
John Hannon	9,000	3,000
Ken Minihan	50,500	8,500
Art Money	50,500	8,500
Caroline Pisano	18,000	6,000

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The following discussion provides an overview and analysis of the compensation programs applicable to each person that served as our principal executive officer or principal financial officer during 2014 and our three other most highly compensated executive officers for 2014 (referred to herein as our Named Executive Officers, or NEOs), and certain executive compensation policies for 2013 and 2014. This section also explains our general compensation philosophy and objectives and how we made compensation decisions for our NEOs for 2014. Our NEOs in 2014 were:

•	Len Moodispaw — President & Chief Executive Officer;
•	Phil Calamia — Chief Financial Officer (CFO);
•	Mark Willard — Chief Operating Officer (COO);
•	Chris Fedde — Executive Vice President & President of Hexis Cyber Solutions, Inc., a KEYW Subsidiary;
•	Kim DeChello — Chief Administrative Officer (CAO);

John Krobath — Chief Financial Officer (CFO and NEO through March 25, 2014).

This discussion contains forward looking statements based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Compensation Philosophy and Objectives

The overall goal of our compensation programs is to attract, retain, and motivate qualified, talented and diverse leaders who are enthusiastic about our mission and culture by providing competitive compensation and benefits to our executive officers consistent with our focus on controlling costs. We believe that compensation plays a role in, but is not the exclusive means of, achieving these goals. Non-financial attributes, such as a rewarding and innovative work environment, challenging projects, and career growth opportunities also help us to attract and motivate the leaders we seek to employ at KEYW.

We aim to design our compensation programs so that our executive officers are motivated both to achieve strong short-term (annual) performance goals and to contribute to the creation of long-term stockholder value. Accordingly, a significant portion of each executive’s total compensation is tied to the achievement of annual performance goals and to long-term stock appreciation. In addition, we believe that annual incentive compensation for our executive officers should be based primarily on the achievement of objective corporate financial goals, with the flexibility to also reward our executives for exceptional contributions to the achievement of these goals or for the achievement of specific individual goals or other corporate performance goals.

Change of Control and Severance Benefits

We have change-of-control and severance provisions in the employment agreements in place for all of our 2014 NEOs except Mr. Fedde. For a further discussion of the change-of-control and severance provisions applicable to some NEOs see “Employment Agreements” and “Potential Payments Upon Termination or Change of Control” below.

Determination of Executive Compensation

Role of Compensation Committee and Board of Directors. We established a compensation committee of our board of directors in January 2009 to review and recommend to our full board of directors compensation for our executive officers, including our NEOs. Since its formation, the compensation committee has been responsible for:

•	reviewing and recommending corporate goals and objectives as they relate to executive compensation;
•	evaluating the performance of executive officers;
•	overseeing the administration of incentive and equity-based compensation plans;
•	recommending new plans, plan amendments, and/or the termination of current plans;
•	recommending board of directors’ compensation, such as retainers, chairperson fees, or equity grants; and
•	overseeing the work of external consultants advising KEYW on compensation matters.

For a more detailed description of the role of our compensation committee, see “Board Committees—Compensation Committee” above.

Role of Management. Our Chief Executive Officer participates in meetings of our compensation committee upon the request of its members and in meetings of our board of directors as a member of the board and makes recommendations to the compensation committee and board of directors with respect to base salary, the setting of performance targets, the amounts of any short-term and long-term incentive compensation and equity awards for our executive officers. The compensation committee also works with our COO, CFO and CAO in evaluating the financial, accounting, tax and retention implications of our various compensation programs. Neither the CEO, nor any of our other NEOs, participate in deliberations relating to his or her own compensation.

Assessment of Competitive Practices and Role of Compensation Consultant. We believe that competitive compensation programs are critical in attracting, retaining and motivating the talent KEYW needs to achieve its stated objectives. Our board of directors engages outside Compensation Consultants to assist the compensation committee in its assessment of the competitiveness of our executive compensation practices. Pursuant their engagement, they complete a benchmarking analysis of total direct compensation for top executives and other key employees and make recommendations to management and the compensation committee regarding executive and key employee compensation. In addition, they assist in the design of annual incentive and new long-term incentive plans for KEYW executives and employees. See “Components of Executive Compensation” below, for further discussion of our annual incentive and long-term incentive plans. They perform the work under the direction and authority of the board of directors and the compensation committee, with input from management.

In August 2012, our board of directors engaged Aon Hewitt, whom we refer to as the “Compensation Consultant”, to complete a series of benchmark activities to understand changes to executive and independent compensation practices. The Compensation Consultant’s benchmarking analysis was based on two distinct peer groups (Direct and Indirect Peers) which it developed jointly with executive management. We believe Direct Peers should serve as the primary reference point for evaluating the reasonableness of pay levels, while practices should be shaped by a broader index including Indirect Peers.

The first peer group developed by the Compensation Consultant and executive management and examined by the compensation committee consisted of companies that are comparable to KEYW with respect to industry and size as measured by revenues. The compensation committee reviewed companies that provide similar services/products to the Intelligence Community, which we refer to as the Direct Peer Group. The Direct Peer Group was as follows:

•	AeroVironment, Inc.	•	ICF International, Inc.
•	American Science & Engineering, Inc.	•	Mercury Computer Systems, Inc.
•	Dynamics Research Corporation	•	NCI, Inc.
•	GeoEye, Inc.	•	Sourcefire, Inc.
•	Globecomm Systems, Inc.

The second peer group developed by the Compensation Consultant and executive management and examined by the compensation committee consisted of Indirect Peer competitors as follows:

•	Astronics Corporation	•	Kratos Defense Security Solutions
•	Booz Allen Hamilton	•	Mantech International Corporation
•	CACI International	•	Symantec Corporation
•	Digitalglobe	•	Verint Systems
•	Ducommun	•	Viasat
•	Flir Systems

The Compensation Consultant also utilized published survey data from the following sources:

•	2012 Western Management Group Government Contractors Compensation Survey
•	2012 Aon Hewitt Executive Total Compensation Report
•	2012 Mercer Benchmark Database – Executive Report
•	2011 Towers Watson Survey Report on Top Management Compensation

The Compensation Consultant used these peer groups and industry surveys to present to the compensation committee data about salary, bonus and equity compensation at the 25th, 50th and 75th percentiles and the relative mix of these components of total compensation for executive and senior personnel positions at these comparable companies and in comparable industry and company groups. We use this compensation data as a reference point when setting compensation levels. Our compensation committee maintains discretion in determining the nature and extent to which this data is applied.

Components of Executive Compensation

The chart below lists and describes the elements currently included in our executive compensation program and summarizes our purpose in providing each such element.

Compensation Component	Description	Purpose
Base Salary	Base compensation for performing core responsibilities and contributions to the Company.	Provide steady source of income based primarily on scope of responsibility and years of experience.

Annual Incentives	Annual cash incentive opportunities are provided for under the KEYW Annual Incentive Plan and are expressed as a percentage of base salary. Threshold, target, and maximum incentive opportunities are established based on corporate, business unit, and individual goals.	Ensure focus on specific annual goals, provide annual performance-based cash compensation, and motivate achievement of critical short-term performance metrics.

Long-Term Incentives	Equity grants provided under our equity incentive plans to all executives and employees. Equity award types provided for include Stock Options and Restricted Stock.	Align the interests of executives with stockholders, provide for executive ownership of stock, attract, retain and motivate key talent, and reward long-term growth of the business.

Cash-based incentives also may be provided from time to time under our long-term incentive plan.

	Hexis Executive Incentive Plan includes a payout to participants in the event of a Liquidation Event of Hexis, as described in the plan.	The purpose of this plan is to incentivize and reward key senior management personnel of Hexis to maximize the market value of Hexis, independent of KEYW, through a limited trigger compensation plan.

Discretionary Awards	One-time awards of cash or equity.	Intended to recognize exceptional contributions to KEYW’s business by individual executives and employees.

Retirement, Health, & Welfare Benefits	Includes benefits such as: • Health, dental and vision insurance • Life and disability insurance • Paid Time Off and Holidays • Company 401(k) contributions • Employee Stock Purchase Plan.	These benefits are part of our broad-based total compensation program, available to all full-time employees of the Company.

Base Salary. Base salary is intended to provide executives with a base level of regular income for performance of their essential duties and responsibilities. In general, base salaries for our NEOs are initially negotiated with the executive at the time the executive is hired, and reviewed annually by our compensation committee and board of directors, with input from our Chief Executive Officer (other than with respect to himself). In determining base salaries, we consider the executive’s qualifications and experience, salaries of executives in similar positions at comparable companies as described above under “Determination of Executive Compensation — Assessment of Competitive Practices and Role of Compensation Consultant”, and internal comparisons of the relative compensation paid to members of our executive team.

Annual Incentives. Effective January 2010, we adopted the KEYW Annual Incentive Plan, which we refer to as the annual incentive plan (the “AIP”). In general, all of our employees may become eligible to participate in the AIP, with our Chief Executive Officer retaining discretion to determine which employees (other than executive officers) are included in the AIP on a year-to-year basis. Approval of the compensation committee is required with respect to the inclusion of any of our executive officers in the AIP. The AIP is intended to:

•	Motivate eligible employees to achieve annual financial performance goals, other corporate goals or individual goals, depending on the level of seniority and responsibilities of the employee;
•	Reward employees for achievement of financial, business unit, and individual performance targets that contribute to the creation of long-term stockholder value; and
•	Provide maximum flexibility to reward individual employee performance and innovation.

Under the AIP, annual incentive opportunities are established each year as a percentage of each eligible employee’s base salary. For our Chief Executive Officer and other executive officers, performance goals and incentive opportunities are generally recommended by the compensation committee and determined by the board of directors in the first quarter of the fiscal year to which the award relates. For our Chief Executive Officer and other executive officers, annual incentive payments under the AIP are tied to company-wide financial performance targets. In establishing the AIP, the compensation committee and the board of directors assessed that company-wide financial performance targets best gauge the performance of KEYW’s senior management team in growing short- and long-term stockholder value. For 2014, the compensation committee determined to set company-wide financial performance targets for our Chief Executive Officer and other executive officers based on the achievement of a combination of specified target revenue and specified target EBITDA, measured after giving effect to payments to employees under the AIP, which we refer to as the 2014 financial target. The board determines revenue and EBITDA growth rates and corresponding AIP target levels based on the economic environment, investor expectations, and contract activity. The levels are expected to be challenging but reachable. In particular, the compensation committee and the board of directors determined to weight KEYW achievement of the 2014 financial target 60% on the achievement of target revenue and 40% on the achievement of target EBITDA and for Hexis 100% on the achievement of target revenue.

Annual incentive plan payouts for 2014 for our Chief Executive Officer and other executive officers were based on the extent to which actual revenue and EBITDA performance (weighted as described above) met the 2014 financial target, based on a sliding scale of performance. For our NEOs, actual revenue and EBITDA performance were required to achieve a minimum level of 90% of the 2014 financial target for awards to be paid under the AIP. For employees that are not executive officers, actual revenue and EBITDA performance were required to achieve a minimum level of either 80% or 90% of the 2014 financial target (or in the case of non-executive employees for which other performance targets were established, 80% or 90% of such other performance target), depending on the particular employee’s job title and position. For 2014, the Chief Executive Officer’s incentive opportunity ranged from 37.5% to 112.5% of base salary, with a target of 75% of base salary. For each other executive officer, his or her incentive opportunity ranged from 25% of base salary to 75% of base salary, with a target of 50% of base salary.

The following table sets forth the minimum, target and maximum annual incentive payments potentially payable to our Chief Executive Officer and our other executive officers based on the percentage achievement of the 2014 financial target. Former Chief Financial Officer Krobath was not eligible to participate in the 2014 AIP. The table is based on 2014 annual salaries.

		Payment Level/Percentage Achievement of 2014 Financial Target
Name	2014 Base Salary	Minimum/90%	Target/100%	Maximum/110%
Len Moodispaw	$500,011	$187,504	$375,008	$562,512
Phil Calamia	$280,010	$70,003	$140,005	$210,008
Mark Willard	$325,000	$81,250	$162,500	$243,750
Chris Fedde	$300,020	$75,005	$150,010	$225,015
Kim DeChello	$250,016	$62,504	$125,008	$187,512

The AIP awards are paid in cash. The amount payable pursuant to each award is determined by the compensation committee based on achievement of the applicable performance targets. Under the AIP, the compensation committee has the discretion to increase or decrease the amount of the payout to an executive officer based on individual performance, provided such payout does not exceed the maximum payout permitted to the executive officer under the AIP. Additionally, the compensation committee may not make a discretionary increase in payment under the AIP to an executive officer subject to the $1,000,000 limit on compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), if the Company is intending to qualify the AIP awards for an exception to the compensation limit for such executive officer under Section 162(m) of the Code.

Our compensation committee determined that for 2014, KEYW achieved actual revenue and EBITDA performance above the minimum payment level under the plan and Hexis did not meet performance goals. Therefore, the compensation committee approved the payment of a bonus under the AIP to the CEO and Mr. Calamia, Mr. Willard and Ms. DeChello at an appropriate payment level for such NEO. See “Compensation Actions in 2015”, “Summary Compensation Table” and “Grants of Plan-Based Awards Table” herein.

Long-Term Incentives. We believe that our executives should have a continuing stake in our long-term success. We believe that equity compensation is the best means of aligning the interests of our executives and employees to the interests of our stockholders and of incentivizing our executives and employees to contribute to the long-term growth of stockholder value. We require our executives to hold a significant equity interest in our Company. See also "Stock Ownership Guidelines" herein.

In 2012, we awarded stock options and restricted stock awards to our NEOs under The KEYW Holding Corporation 2009 Stock Incentive Plan (the 2009 Plan). In 2013 and 2014, we awarded stock options and restricted stock awards to our NEOs under The KEYW Holding Corporation 2013 Stock Incentive Plan (the 2013 Plan). See “Executive Compensation — Grants of Plan-Based Awards Table” for a detailed description of equity awards made to our NEOs from 2012 to 2014 and “Executive Compensation — Equity Incentive Plans” for a detailed description of the 2008, 2009 and 2013 Plans.

Awards originally granted under the 2008 Plan, generally vest ratably on an annual basis over five years. In early 2009, the board of directors determined to modify the vesting of awards so as to have these awards vest ratably on an annual basis over three years with an initial 25% vesting immediately. The board of directors determined that such three-year vesting would be applied to future awards.

As part of the board of directors’ and compensation committee’s review of competitive compensation practices, the board of directors and compensation committee adopted a new long-term incentive plan, which we refer to as the long-term incentive plan or LTIP, which sets forth KEYW’s long-term incentive compensation policy for its executive officers and other employees. The LTIP applies with respect to long-term incentive compensation awards beginning in 2010. The LTIP is designed to:

•	attract, retain, and motivate key contributors to KEYW’s profitability and growth;
•	align employee and stockholder interests;
•	share the benefits of appreciation in the value of KEYW’s common stock with key contributors; and
•	facilitate stock ownership by key contributors.

The LTIP sets forth the framework KEYW intends to use for the award of long-term incentive compensation, and contemplates that KEYW may award various types of equity-based awards under its equity plans on an annual basis, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), performance shares, performance units, and other stock-based awards. The LTIP also contemplates awards linked to the value of our common stock but that are payable in cash. The type and mix of equity-based compensation awards made under the LTIP may vary from year-to-year based on KEYW’s compensation philosophy, employment needs, and business goals.

Under the LTIP, long-term incentive awards are to be awarded annually to eligible employees. To date, we have only issued stock options and restricted stock under the LTIP. We expect LTIP awards to be made early each year based on prior year performance

Discretionary Awards. Discretionary awards are intended to recognize exceptional contributions to KEYW’s business by individual executives and employees. On August 13, 2014, the board of directors of the Company approved a separate bonus to Mr. Calamia of $25,000 in connection with Mr. Calamia’s performance for the successful 2.50% Convertible Senior Notes Offering.

Hexis Executive Incentive Plan. Effective January 31, 2014, we adopted the Hexis Executive Incentive Plan which is managed and administered by KEYW. The plan is designed to incentivize and reward key senior management personnel of Hexis to maximize the market value of Hexis, independent of KEYW, through a limited trigger compensation plan. In the event of a Liquidation Event of Hexis, as defined below, KEYW will allocate a percentage of the market valuation received or attributed to Hexis to the Plan to be distributed to participants based on their ownership interests in that pool. The payout will be triggered solely upon the consummation of either a sale, either for stock or cash of the acquiring company, of 51% or more of the outstanding shares of Hexis owned by KEYW or an initial public offering of Hexis stock. Under no other events will the plan funding be triggered.

Retirement, Health, & Welfare Benefits. We operate in a competitive market for highly skilled technical and management staff who also hold high-level security clearances. As a result, our benefits programs must be competitive with those of our competitors since employees in our industry typically look at the complete compensation program being offered, including retirement, health and welfare benefits. Our benefits programs are available to all of our full-time employees and include health, dental and vision insurance, life insurance, disability insurance, paid time off, company contributions under our 401(k) plan and employee stock purchase plan. We believe that it is important to maintain a competitive benefits program that complements our salary structure and confirms the commitment we have to maintaining a rewarding and enjoyable work environment.

Compensation Actions in 2014

On January 31, 2014 AIP awards were paid to the NEOs based on the achievement of the 2013 financial targets above the minimum AIP payment level.

Payments were as follows:

NEO	Annual Incentive Plan (AIP) Performance Award	AIP Discretionary Award	Total
Len Moodispaw	$300,000	$0	$300,000
John Krobath (1)	112,000	0	112,000
Mark Willard	140,000	0	140,000
Chris Fedde (2)	65,000	0	65,000
Kim DeChello	100,000	0	100,000

(1)	Mr. Krobath resigned effective as of April 25, 2014 and stepped down as CFO on March 25, 2014 when the Company appointed Phil Calamia to this role.

(2)	Pro-rated due to partial year employment.

In February 2014, we issued LTIP grants to our NEOs totaling 75,000 restricted stock shares and non-qualified stock options to purchase 225,000 shares with a strike price of $17.11. The restricted stock cliff vests in February 2017 and the options have performance-based vesting based on attainment of financial performance goals: 50% in February 2015, 25% in February 2016 and 25% in February 2017. If performance is not met prior to first vesting, the options are canceled. The financial performance goal for February 2015 vesting of stock options was met for all but Mr. Fedde. Our inclusion of performance based options is evidence that we are focused on vehicles that reward executives based on both short-term performance and growing long-term shareholder value.

On March 20, 2014, Mr. Krobath, our CFO, announced his departure to pursue other professional opportunities, effective as of April 25, 2014. Mr. Krobath was focused on transition issues and certain corporate initiatives during that time. In connection with his departure, the Company and Mr. Krobath entered into an amendment (the “Third Amendment”) to Mr. Krobath’s Employment Agreement, dated as of June 16, 2009, as amended by Amendment to Employment Agreement dated as of March 12, 2012 and Second Amendment to Employment Agreement dated as of June 29, 2012 (collectively, the “Employment Agreement”). Pursuant to the Third Amendment, Mr. Krobath received compensation continuing through December 26, 2014 and a lump-sum payment of $330,000 on January 16, 2015. In addition, all of Mr. Krobath’s outstanding equity awards that would have vested before February 28, 2016 will continue to vest on their original vesting schedule, and the performance criteria with respect to Mr. Krobath’s 2014 stock option awards made on February 7, 2014 were removed, and 50% of such options vested on the first anniversary of the grant date, and 25% will vest on the second anniversary of the grant date. The remaining 25% will not vest.

On March 25, 2014, the Company appointed Philip L. Calamia as Chief Financial Officer and Executive Vice President. Currently, Mr. Calamia receives an annual salary of $280,010 and became eligible to participate in the Company’s annual incentive plan beginning with the 2014 fiscal year. Mr. Calamia’s target bonus is 50% of his base salary. Mr. Calamia received 2,500 restricted stock awards which will vest on December 31, 2016, and 1,000 restricted stock awards which will vest on February 7, 2017. Mr. Calamia must continue service with the Company through the applicable equity vesting dates. Mr. Calamia may receive additional annual equity grants, subject to the discretion of the board of directors. Mr. Calamia also participates in the Hexis Executive Incentive Plan.

In the Company’s Proxy Statement filed on July 11, 2014, the board of directors of the Company recommended that shareholders vote (i) to approve the compensation of the Company’s NEOs (“Say-on-Pay”) and (ii) for the option of having a Say-on-Pay vote every year (annually). As previously reported, at the Company’s 2014 annual meeting, the Company’s shareholders approved the Say-on-Pay proposal and approved an annual Say-on-Pay Vote by a majority of the votes cast.

In August 2014, the Board of Directors at the recommendation of the Compensation Committee, approved an increase to the base salaries of two NEOs over 2013 base salaries as follows:

Name/Title	2013 Base Salary	2014 Base Salary	Percentage Increase
Len Moodispaw President and Chief Executive Officer	$500,011	$500,011	—%
Phil Calamia Chief Financial Officer	$245,000	$280,010	14.29%
Mark Willard Chief Operating Officer	$325,000	$325,000	—%
Chris Fedde EVP, President – Hexis Cyber Solutions, Inc.	$275,018	$300,019	9.09%
Kim DeChello Chief Administrative Officer and Secretary	$250,016	$250,016	—%
John Krobath Former Chief Financial Officer	$280,010	$280,010	—%

In August 2014, Hexis Cyber Solutions, Inc., a wholly owned subsidiary of The KEYW Holding Corporation, entered into an employment agreement with Phil Calamia, Chief Financial Officer of the Company.

The Agreement provides, among other things: (a) an initial base salary of $280,010 and an annual fifty percent (50%) target bonus under the terms of the Company’s Annual Incentive Plan, both of which may be adjusted by the Board of Directors of the Company from time to time; (b) other benefits currently provided to Mr. Calamia, including but not limited to, vacation, health insurance and officers and directors liability insurance; and (c) upon termination of Mr. Calamia’s employment by the Company without Cause (as defined in the Agreement), payment of an amount equal to one year’s base salary plus the amount of certain unpaid and/or pro-rated bonuses and incentive plan payments, and reimbursement of health and dental insurance premiums for one year following such termination, and (d) upon termination of Mr. Calamia’s employment by the Company without Cause or by Mr. Calamia with Good Reason (as defined in the agreement) within one year of a Change of Control (as defined in the Agreement), payment of an amount equal to one year’s base salary plus the amount of certain unpaid and/or pro-rated bonuses and incentive plan payments, and reimbursement of health and dental insurance premiums for three years following such termination.

The Agreement also provides for adjustment and recovery of performance-based compensation, including equity awards, paid or payable to Mr. Calamia upon certain restatements of the Company’s financial statements.

The Agreement contains employee non-solicitation restrictions that extend for a one year period following termination of Mr. Calamia’s employment, and customary confidentiality restrictions. In addition to the salary and benefits provided under the Agreement, on August 13, 2014, the Board of Directors of the Company approved a separate bonus to Mr. Calamia of $25,000.

Compensation Actions in 2015

On January 16, 2015 Mr. Krobath received a lump-sum payment of $330,000 per the Third Amendment to his employment agreement.

On January 23, 2015 AIP awards were paid to the NEOs based on the achievement of 2014 financial targets. Payments were as follows:

NEO	Annual Incentive Plan (AIP) Performance Award	AIP Discretionary Award	Total
Len Moodispaw	$375,000	$0	$375,000
Phil Calamia	116,500	0	116,500
Mark Willard	220,000	0	220,000
Chris Fedde	0	0	0
Kim DeChello	170,000	0	170,000

In February 2015, the Board of Directors at the recommendation of the Compensation Committee, approved to grant 2015 retention and performance-based restricted stock to our NEOs. These shares were issued in April 2015.

In April 2015, we issued LTIP grants to our NEOs totaling 56,250 shares of retention restricted stock and 67,500 shares of performance-based restricted stock. The retention restricted stock cliff vests in April 2018 and the performance-based restricted stock has performance-based vesting based on attainment of financial performance goals cliff vests in April 2018. If the achievement of 2015 financial targets is not met, the restricted stock will be canceled. Our inclusion of performance-based restricted stock is evidence that we are focused on vehicles that reward executives based on both short-term performance and growing long-term shareholder value.

In May 2015, Len Moodispaw retired as Chairman of the Board of Directors, President and CEO. Mr. Moodispaw had been the Chairman, President and CEO of KEYW since its founding in August 2008. He remained with KEYW as Special Advisor to the President and CEO and as a Director until his death in June of 2015. Subsequent to Mr. Moodispaw’s resignation, the Board appointed Mark Willard, KEYW’s Chief Operating Officer, as interim President and CEO until a permanent CEO is appointed. Mr. Willard has been COO of KEYW since its founding in August 2008. Pursuant to KEYW’s Bylaws Mr. Willard was elected to the Board of Directors. In addition, in connection with Mr. Moodispaw’s resignation, Caroline Pisano was named Chairman of the Board. Mr. Moodispaw’s and Mr. Willard’s Employment Agreements dated June 16, 2010 were amended effective May 27, 2015 to reflect their new Company roles. No other changes were made to their Employment Agreements.

The Company’s Board has initiated a search process to identify a permanent CEO. With our recent leadership transition, having an available pool of stock is essential to our current CEO search.

In June 2015, Len Moodispaw’s Employment Agreement terminated due to his death.

Tax and Accounting Considerations

Section 409A. With the assistance of the outside compensation consultant, in 2011, we completed our review of employment agreements for compliance with Section 409A of the Code, and reviewed our other executive compensation and benefits plans for compliance with Section 409A of the Code.

Section 162(m). Section 162(m) of the Code limits our ability to deduct compensation paid in any given year to a “covered employee” (which includes all of the NEOs other than the CFO) in excess of $1.0 million. After the end of the “grandfather” period set forth under Section 162(m), as much as practicable, we will attempt to structure the compensation paid to our NEOs in a manner that enables us to deduct such compensation. Compensation is not subject to this deduction limitation if it qualifies as “performance based compensation” within the meaning of Section 162(m). In the event the proposed compensation for any of our NEOs is expected to exceed the $1.0 million limitation, the compensation committee will, in making decisions about such compensation, balance the benefits of tax deductibility with its responsibility to hire, retain and motivate executive officers with competitive compensation programs. We may approve the payment of compensation that exceeds the deductibility limitation under Section 162(m) in order to meet our compensation objectives or if we determine that doing so is otherwise in the interest of our stockholders.

Accounting for Stock-Based Compensation (FASB ASC Topic 718 Compensation — Stock Compensation, formerly SFAS 123(R), “FASB ASC Topic 718”). FASB ASC Topic 718 requires the expensing of stock-based compensation, which includes equity incentive awards such as stock options and restricted stock. The expense related to stock options and restricted stock granted to certain executives and board members is determined in accordance with FASB ASC Topic 718.

Sections 280G and 4999. Under Sections 280G and 4999 of the Code, a 20% excise tax may be levied on certain payments made to certain executives as a result of a change-of-control if such payments equal or exceed three times the executive’s “base amount” (as defined under Section 280G). In structuring our executive compensation, we seek to minimize the potential tax consequences that could arise under Sections 280G and 4999 in the event of a change-of-control of KEYW.

Compensation Policies and Practices as they Relate to Risk Management

The compensation committee considers, in establishing and recommending KEYW's employee compensation policies and practices, whether the policy or practice encourages unnecessary or excessive risk taking. The compensation committee has concluded that any risks arising from KEYW's employee compensation policies and practices are not reasonably likely to have a material adverse effect on KEYW. Base salaries are fixed in amount and thus should not encourage unnecessary or excessive risk taking. While the annual incentive plan focuses executives on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, our annual incentive plan represents only a minority portion of each executive officer's total compensation opportunity. The compensation committee believes that the annual incentive plan appropriately balances risk and the desire to focus executives on specific short-term goals that we believe are important to our success.

Going forward, a large percentage of the compensation provided to our executive officers and other key employees will be in the form of long-term incentive awards, which we believe are important to help further align our employees' interests with those of our stockholders. The compensation committee believes that these awards will not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and subject to long-term vesting schedules, to help ensure that employees have significant value tied to long-term stock price performance.

Stock Ownership Guidelines

We established a “Stock Ownership Guidelines” Policy to align the financial interests of KEYW executives and Board members with those of our shareholders. The policy is applicable to all non-employee directors and identified executives. Participants must have beneficial ownership, as defined under Rule 13d-3(d)(1) under the Exchange Act, of our common stock in accordance with the following schedule:

Leadership Position	Value in Share/Number of Shares/% of Ownership
Non-Employee Member of Board	25,000 shares
President and CEO	6x annual base salary
Executive Vice Presidents	3x annual base salary
Other Section 16 Filers	1x annual base salary

Participants may satisfy their ownership guidelines with one or more of the following forms of equity beneficial ownership: shares owned directly, shares owned indirectly (i.e. by spouse or trust), stock options and warrants (vested and/or exercisable within 60-days and in-the-money), or restricted stock.

Once a participant has achieved the requisite level of ownership, the guideline will be considered met going forward unless a participant sells shares and/or receives a salary adjustment, at which time compliance will be re-evaluated. Participants are prohibited from selling company stock until such officer is in compliance with his or her ownership requirement.

Compensation Committee Report

The compensation committee, which is composed solely of independent directors, assists the board of directors in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of KEYW’s executive officers. The compensation committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement and KEYW’s 2014 Annual Report on Form 10-K with management, including our former CEO, Leonard E. Moodispaw, our current CEO, Mark A. Willard and our CFO, Philip L. Calamia. Based on this review and discussion, the compensation committee recommended to the board of directors that the “Compensation Discussion and Analysis” section be included in this proxy statement.

Compensation Committee

Arthur L. Money

William I. Campbell

John G. Hannon

Summary Compensation Table

The following table sets forth the aggregate compensation awarded to, earned by, or paid to our Named Executive Officers (NEOs) in the last three fiscal years.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(5) (6)	Option Awards ($) (5) (6)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($) (7)		Total ($)
Len Moodispaw	2014	500,011		—		427,750	482,353	375,000	(4)	172,638	(11)	1,957,752
President and Chief	2013	496,742		—		281,750	364,693	300,000	(4)	85,478		1,528,663
Executive Officer	2012	415,002		—		111,150	61,318	366,875	(1)(4)	77,961		1,032,306

Phil Calamia (2)
Chief Financial Officer	2014	261,160		25,000	(3)	17,110	12,863	116,500	(4)	6,763		439,396

Mark Willard	2014	325,000		—		213,875	241,177	220,000	(4)	128,694	(12)	1,128,746
Chief Operating Officer	2013	324,039		—		366,275	182,347	140,000	(4)	80,015		1,092,676
	2012	293,288		—		55,575	77,617	225,000	(4)	85,789		737,269

Chris Fedde (8)
EVP and President, Hexis	2014	282,710		—		213,875	—	—		34,802	(13)	531,387
Cyber Solutions, Inc.	2013	174,530		—		133,500	130,679	65,000	(4)	28,919		532,628

Kim DeChello	2014	250,016		—		213,875	241,176	170,000	(4)	107,586	(14)	982,653
Chief Administrative	2013	249,054		—		366,275	182,347	100,000	(4)	77,858		975,534
Officer	2012	225,014		—		55,575	47,599	168,750	(4)	74,933		571,871

John Krobath (9)	2014	280,010	(10)			213,875	241,176	—		3,588,669	(15)	4,323,730
Former Chief Financial	2013	278,856		—		140,875	182,347	112,000	(4)	64,979		779,057
Officer	2012	250,016		20,000	(3)	55,575	47,599	187,500	(4)	276,437		837,127

(1)	The compensation committee approved a $466,875 bonus payment under the 2012 AIP to Mr. Moodispaw based on his performance and their full confidence in him. Mr. Moodispaw declined $100,000 of the bonus and requested KEYW to make a charitable contribution with those funds.
(2)	Mr. Calamia was appointed to the role of CFO effective March 25, 2014.
(3)	In 2014, the compensation committee approved a $25,000 bonus payment to Mr. Calamia for his performance for the successful 2.50% Convertible Senior Notes offering completed in July 2014. In 2012, the compensation committee approved a $20,000 bonus payment to Mr. Krobath for his performance for the successful secondary offering. Such payments are taken into consideration when determining AIP awards.
(4)	On January 23, 2015 and on January 31, 2014 AIP awards were paid based on KEYW achievement of actual revenue and EBITDA performance above the minimum payment level under the plan for the prior fiscal year. In January 2015, no payments were made based on Hexis 2014 performance against goals. The compensation committee approved the payment of a bonus under the AIP to the CEO and other executive officers at an appropriate payment level for each NEO. See table titled "Payment Level/Percentage Achievement of 2014 Financial Target". On January 25, 2013 AIP awards were paid based on achievement of the applicable performance targets as determined by the compensation committee.
(5)	Amounts reported in this column reflect the aggregate grant date fair value as calculated under FASB ASC Topic 718. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our audited financial statements and notes thereto which are included in the Company’s Form 10-K for the fiscal year ended December 31, 2014 for a description of the assumptions used in making these calculations.
(6)	Equity awards granted to our NEOs in 2012 were issued under our 2009 Plan. Equity awards granted to our NEOs in 2013 and 2014 were issued under our 2013 Plan. See “— Executive Compensation — Equity Incentive Plans” for a description of our 2009 and 2013 Plans.
(7)	Represents KEYW matching contributions under our 401(k), employee stock purchase plan discounts, paid time off (PTO) payouts of amounts over the accrual limits, premiums paid by KEYW for health, dental, vision, long-term care, life and disability insurance, as well as an expense allowance to cover miscellaneous non-travel business expenses and stock equity compensation. Except as described in footnotes (10 - 15) to the Summary Compensation Table, none of the perquisites and personal benefits included in the “All Other Compensation” column above for any of our NEOs in 2014 exceeds the greater of $25,000 or 10% of the total amount of benefits for that NEO.
(8)	Mr. Fedde's employment commenced April 29, 2013.
(9)	Mr. Krobath resigned effective April 25, 2014 and stepped down as CFO on March 25, 2014 when the Company appointed Mr. Calamia to this role.
(10)	Per Mr. Krobath’s Third Amendment to his Employment Agreement, he received compensation through December 26, 2014.
(11)	Includes 401(k) matching contributions of $23,000, PTO payout of $9,616, the amount over the accrual limit, premiums paid by KEYW of $15,872, expense allowance of $20,150 and gain on restricted stock vesting in the amount of $104,000.
(12)	Includes 401(k) matching contributions of $22,750, PTO payout of $6,241, the amount over the accrual limit, premiums paid by KEYW of $15,553, expense allowance of $20,150 and gain on restricted stock vesting in the amount of $64,000.
(13)	Includes 401(k) matching contributions of $6,346, premiums paid by KEYW of $12,806 and expense allowance of $15,650.
(14)	Includes 401(k) matching contributions of $23,000, employee stock purchase discounts of $443, PTO payout of $4,808, the amount over the accrual limit, premiums paid by KEYW of $6,385, expense allowance of $20,150 and gain on restricted stock vesting in the amount of $52,800.
(15)	Includes 401(k) matching contributions of $10,770, employee stock purchase discounts of $399, PTO payout of $21,337, premiums paid by KEYW of $5,063, expense allowance of $6,975, gain on restricted stock vesting in the amount of $64,000 and gain on net issue exercises of non-qualified stock options in the amount of $3,480,125..

Grants of Plan-Based Awards Table

The following table sets forth the incentive plan awards made to the NEOs during fiscal year 2014.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All other stock awards: Number of shares of stock or units (#)	All other options awards: Number of securities underlying options (#)	Exercise price of option awards ($/Sh)	Grant date fair value of stock and option awards ($) (3)
Len Moodispaw	2/7/2014	187,504	375,008	562,512	—	100,000	—			17.11	910,103

Phil Calamia	2/7/2014	70,003	140,005	210,008	—	3,000	—			17.11	29,973

Mark Willard	2/7/2014	81,250	162,500	243,750	—	50,000	—			17.11	455,052

Chris Fedde	2/7/2014	75,005	150,010	225,014	—	50,000	—			17.11	455,052

Kim DeChello	2/7/2014	62,504	125,008	187,512	—	50,000	—			17.11	455,052

John Krobath (4)	2/7/2014	—	—	—	—	50,000	—			17.11	455,052

(1)	Amounts in these columns show the range of payouts that was possible under the Company’s AIP based on performance during 2014, as described in the Compensation Discussion and Analysis section above. The actual bonus amounts that were paid in 2015 based on 2014 performance are shown in the Summary Compensation table above in the column titled “Non-Equity Incentive Plan Compensation”.
(2)	Amounts in these columns show the maximum number of shares that may vest pursuant to the LTIP awards made to the NEOs in 2014, as described in the Compensation Discussion and Analysis section above. The LTIP awards were as follows: Mr. Moodispaw: 25,000 shares of restricted stock and 75,000 non-qualified stock options; Mr. Calamia: 1,000 shares of restricted stock and 2,000 non-qualified stock options; Mr. Willard: 12,500 shares of restricted stock and 37,500 non-qualified stock options; Mr. Fedde: 12,500 shares of restricted stock and 37,500 non-qualified stock options; Ms. DeChello: 12,500 shares of restricted stock and 37,500 non-qualified stock options; Mr. Krobath: 12,500 shares of restricted stock and 37,500 non-qualified stock options. Each of the stock option awards was made at a strike price of $17.11. The restricted stock cliff vests in February 2017, and the options have performance-based vesting based on attainment of financial performance goals: 50% in February 2015, 25% in February 2016 and 25% in February 2017. If performance is not met prior to the first vesting, the options are canceled. The financial performance goals for the 2014 stock option grants were met and therefore the initial vesting occurred in February 2015 for all NEOs except Mr. Fedde whose stock option grant was canceled. Pursuant to Mr. Krobath’s third amendment to his employment agreement with respect to his 2014 stock option grant, the performance criteria was removed, and 50% of such options vested in February 2015 and 25% will vest on the second anniversary of the grant date. The remaining 25% do not vest.
(3)	Amounts reported in this column reflect the aggregate grant date fair value as calculated under FASB ASC Topic 718. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our audited financial statements and notes thereto, which are included in the Company’s Form 10-K for the fiscal year ended December 31, 2014 for a description of the assumptions used in making these calculations.
(4)	Mr. Krobath was not eligible to participate in the 2014 AIP.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding as of the end of fiscal year 2014 held by each NEO.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($) *	Equity Incentive Plan Awards: Number of Unearned Shares, That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) *
Len Moodispaw			75,000	17.11	2/6/2024	(1)	25,000	(10)	259,500
	37,500	37,500		11.27	2/7/2023	(2)	25,000	(11)	259,500
	33,750	11,250		10.00	2/7/2022	(3)	15,000	(12)	155,700
	83,000	—		14.57	1/30/2021	(4)
	75,000	—		5.50	10/15/2019	(5)

Phil Calamia			2,000	17.11	2/6/2024	(1)	1,000	(10)	10,380
							2,500	(13)	25,950

Mark Willard			37,500	17.11	2/6/2024	(1)	12,500	(10)	129,750
	18,750	18,750		11.27	2/7/2023	(2)	12,500	(11)	129,750
	7,500	2,500		10.98	8/14/2022	(6)	20,000	(11)	207,600
	16,875	5,625		7.41	2/7/2022	(3)	7,500	(12)	77,850
	30,000	—		14.57	1/30/2021	(4)
	25,000	—		5.50	10/15/2019	(5)

Chris Fedde	12,500	12,500		13.35	4/30/2023	(7)	12,500	(10)	129,750
							10,000	(14)	103,800

Kim DeChello			37,500	17.11	2/6/2024	(1)	12,500	(10)	129,750
	18,750	18,750		11.27	2/7/2023	(2)	12,500	(11)	129,750
	16,875	5,625		7.41	2/7/2022	(3)	20,000	(11)	207,600
	25,000	—		14.57	1/30/2021	(4)	7,500	(12)	77,850
	25,000	—		5.50	10/15/2019	(5)

John Krobath	—	28,125		17.11	2/6/2024	(8)	12,500	(10)	129,750
	—	18,750		11.27	2/7/2023	(2)	12,500	(11)	129,750
	—	5,625		7.41	2/7/2022	(3)	7,500	(12)	77,850
	4,000	—		5.50	7/15/2019	(9)

*	Market value for this purpose is determined based on the number of shares outstanding multiplied by our stock price of $10.38 on December 31, 2014, less any award price per share.

Vesting Schedule for Outstanding Stock Options and Unvested Restricted Stock

Note	Grant Date	Incremental Vesting Dates
(1)	02/7/14	50% on 2/7/15 based on performance achievements being met; 25% on 2/7/16 and 25% on 2/7/17
(2)	02/8/13	50% on 2/8/14 based on performance achievements being met; 25% on 2/8/15 and 25% on 2/8/16
(3)	02/8/12	50% on 2/8/13 based on performance achievements being met; 25% on 2/8/14 and 25% on 2/8/15
(4)	1/31/11	25% on 1/31/11; 25% annually for next 3 years
(5)	10/16/09	25% on 10/16/10; 25% annually for next 3 years
(6)	8/15/12	25% on 8/15/12; 25% annually for next 3 years
(7)	5/1/13	25% on 5/1/13; 25% annually for next 3 years
(8)	02/7/14	50% on 2/7/15 and 25% on 2/7/16 of Original Option Award of 37,500 shares. Per third amendment to Mr. Krobath’s employment agreement the performance criteria was removed from the award and only awards through 2/8/16 will vest
(9)	7/16/09	20% on 7/16/10; 20% annually for next 4 years
(10)	2/7/14	Full vesting on 2/7/17
(11)	2/8/13	Full vesting on 2/8/16
(12)	2/8/12	Full vesting on 2/8/15
(13)	12/31/13	Full vesting on 12/31/16
(14)	5/1/13	Full vesting on 5/1/16

Option Exercises and Stock Vested at Fiscal Year End

The following table shows the number of shares acquired by each of the NEOs during 2014 through stock option exercises and vesting of restricted stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Len Moodispaw	—	—	6,500	104,000
Phil Calamia	—	—	—	—
Mark Willard	—	—	4,000	64,000
Chris Fedde	—	—	—	—
Kim DeChello	—	—	3,300	52,800
John Krobath	99,520	1,820,221	4,000	64,000

(1)	Market value for this purpose is determined based on the number of shares exercised multiplied by our stock price of $18.29 on March 26, 2014 (exercise date). Mr. Krobath exercised a total of 307,125 shares through a net issue exercise. Under the net issue 207,605 shares were used to pay option exercise prices and taxes due.

(2)	Market value for this purpose is determined based on the number of shares vested multiplied by our stock price of $16.00 on January 31, 2014 (vesting date).

Employment Agreements

We entered into employment agreements on June 10, 2010 with the following NEOs: Mr. Moodispaw, Mr. Willard and Ms. DeChello. These agreements were amended on March 12, 2012 and June 12, 2012. The March 2012 amendments changed the guaranteed employment term which ran through August 2012 by extending the term date to February 28, 2014. An evergreen clause was added to allow automatic extensions for successive additional years unless the Company notifies the employee in writing that the employment period will not be extended. The amendments also state that applicable payments for change of control (discussed below) will be within sixty (60) days of the occurrence of the triggering event. The compensation committee determined it was in the Company's best interest to enter into these amendments in order to retain the current NEOs as well as establish the evergreen feature for future agreements to attract and retain senior management, since it is common market practice to include such a feature. The amended agreements give the Company flexibility by having shorter rolling term agreements that can be terminated annually versus the longer commitments with fixed terms. No termination of any NEO employment agreement was enacted prior to February 28, 2015, and therefore each of the NEO employment agreement's currently have a term extending to February 28, 2017 (subject to automatic extensions as described above).

The agreements also provide for the payment of certain amounts to the NEO upon a “change of control” that occurs within the guaranteed employment term. Under each employment agreement “change of control” is defined as the occurrence of any of (w) an acquisition after the date of the employment agreement by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 50% of the voting securities of KEYW, (x) the dissolution or liquidation of KEYW or a merger, consolidation, or reorganization of KEYW with one or more other entities in which KEYW is not the surviving entity, unless the holders of KEYW's voting securities immediately prior to such transaction continue to hold at least 51% of such securities following such transaction, (y) the consolidation or sale of all or substantially all of the assets of KEYW in one or a series of related transactions, or (z) the completion by KEYW of an agreement to which KEYW is a party or by which it is bound, providing for any of the events set forth in the above clauses (w), (x) or (y).

Specifically, the agreements provide that upon a change of control, the following occurs:

1)	CEO - The CEO is entitled to receive a cash payment in an amount equal to three (3) times (the total of the CEO's current base salary plus the greater of (the total cash bonuses paid during the last 24 months divided by two (2) or (current year's target annual incentive opportunity)). If employment is terminated within one (1) year following the change-in-control, the CEO will be entitled to receive compensation and severance benefits for the remainder of the guaranteed employment period or for twelve (12) months, whichever is greater. This qualifying termination is if the Company terminates the CEO without cause or termination is at-will by the CEO for “good reason” (as defined in the agreement). The CEO will continue to have health care, dental, disability or life insurance benefits for three years following the change-of-control. Further, subject to any overriding laws, the Company shall not be required to provide health care, dental, disability or life insurance benefits otherwise receivable by the CEO if the CEO is actually covered or becomes covered by an equivalent benefit (at the same or lesser cost to the CEO, if any) from another source. Any such benefit made available to the CEO shall be reported to the Company. Stock options will remain exercisable for a period of one (1) year following termination, and any outstanding equity awards shall vest immediately upon the change-of-control. The Company will provide a gross-up payment if payments exceed the IRS “safe harbor” limit by more than 10%. To the extent payments are less than or equal to 10% of the safe harbor, then payments are reduced to the safe harbor amount to avoid any excise tax liability.

2)	NEOs, other than the CEO - The NEO is entitled to receive a cash payment in an amount equal to two (2) times the (total of the executive's current base salary plus the greater of (the total cash bonuses paid during the last 24 months divided by two (2) or (current year's target annual incentive opportunity)). If employment is terminated within one (1) year following the change-in-control, the executive will be entitled to receive compensation and severance benefits for the remainder of the guaranteed period or for twelve (12) months, whichever is greater. This qualifying termination is if the Company terminates the executive without cause or the termination at-will by the executive for “good reason” (as defined in the agreement). The executive will continue to have health care, dental, disability or life insurance benefits for three years following the change-of-control. Further, subject to any overriding laws, the Company shall not be required to provide health care, dental, disability or life insurance benefits otherwise receivable by the executive if the executive is actually covered or becomes covered by an equivalent benefit (at the same or lesser cost to the executive, if any) from another source. Any such benefit made available to the executive shall be reported to the Company. Stock options will remain exercisable for a period of one (1) year following termination, and any outstanding equity awards shall vest immediately upon the change-of-control. The Company will provide a gross-up payment if payments exceed the IRS “safe harbor” limit by more than 10%. To the extent payments are less than or equal to 10% of the safe harbor, then payments are reduced to the safe harbor amount to avoid any excise tax liability.

The right of NEOs under current employment agreements to receive payment upon a change of control is commonly referred to as a “single trigger” payment right (i.e., the NEO's employment does not have to be terminated following the change of control for the executive to receive the cash payment). The board of directors and compensation committee considered the inclusion of a single trigger payment mechanism upon a change of control as part of the full package of benefits contained in the NEOs employment agreements. The board of directors and compensation committee believed that it was important for KEYW, in attracting and retaining executive management that it provided certainty of employment and the opportunity to benefit from long-term appreciation in equity value during KEYW's initial growth. The single-trigger commitments were made to a few executives at or near KEYW's founding because they had recently experienced an acquisition, and will remain, but no new “single trigger” agreements will be made in the future. There has been considerable consolidation of companies within our industry and attracting high-level management can be difficult in that environment. Accordingly, as described above, the employment agreements provide some NEOs with a guaranteed employment term, currently through February 28, 2017. If KEYW is acquired in a change of control prior to February 28, 2017, the board of directors and compensation committee believe it is important these NEOs be compensated for the termination of their guaranteed employment term and for potentially foregoing the long-term appreciation in equity value that they might realize if the company were to continue operating independently until February 28, 2017. By providing that the executive is paid on a change of control regardless of whether the executive has been terminated or demoted or has otherwise experienced any diminution in compensation or duties, the board of directors believes that it is providing its NEOs with a reasonable and desirable level of financial security in the event that we experience a change-of-control prior to February 28, 2017.

We believe that the single trigger provision contained in these employment agreements is appropriate when the uniqueness of our structure is considered. The overall structure of our employment agreements, our executive ownership requirements and the relatively insignificant amount of the potential change in control payments to potential deal values make the single trigger appropriate.

Our NEO employment agreements allow for executives to terminate their employment at will, given certain notice period requirements. This requirement does not change with a change of control, nor does the employment agreement terminate in conjunction with a change in control payment. The payment is simply a term within the context of the larger agreement and the remaining terms of the agreement remain in effect. We have established, and the executives currently maintain, above average ownership requirements for our senior executives who have single trigger clauses in their contracts. This level of ownership aligns shareholder and executive interests with respect to transactions that could trigger the change in control clauses. The value of the change in control payments is less than the amount of individual equity the executives have in the company. Lastly, the amount of our single trigger change in control payments is not significant.

Each employment agreement also contains confidentiality and proprietary information protection provisions to the benefit of KEYW, and non-competition and non-solicitation covenants applicable to the NEO during his or her term of employment. For a one-year period following termination of the NEO's employment with KEYW non-solicitation covenants remain. Further, each employment agreement provides for reimbursement by KEYW of all reasonable, ordinary and necessary business, travel or entertainment expenses incurred by the NEO in the performance of his or her services to KEYW in accordance with KEYW's policies.

The June 2012 amended agreements added clawback provisions and changed the Internal Revenue Code Section 280G excise tax gross-up provision to a “Best Net” provision as summarized below:

Clawback Provision

The clawback provision provides that any performance based compensation paid or payable to the executive pursuant to his/her employment agreement or any other agreement or arrangement with the Company which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, will be subject to deductions and clawback (recovery). If the financial statements of the Company are restated for any reason other than for accounting changes that require retrospective treatment or other external reasons not attributable to the Company and its compilation of the financial statements, any cash awards paid to the executives based on the financial statements will be recalculated based on the restated financial statements and the affected executives will have their compensation adjusted. If the compensation is reduced, the executive will be responsible for repaying the difference and if the compensation is increased, the Company will pay that additional compensation. In the case of equity awards, any shares issued in excess of the amounts calculated in the restatement will be returned to the Company if possible. If the shares have already been disposed of at the time of the restatement, the awardee will return the proceeds from the sale to the Company. If the shares have been gifted or otherwise transferred, then an equal number of shares will be returned to the Company.

The clawback period extends for three years from the date of award payment. Each applicable executive specifically authorized the Company to withhold from their future wages any amounts that may become due under the clawback provision. The clawback provision survives termination of each applicable employment agreement for a period of two years.

This clawback provision will be terminated in conjunction with any transaction in which a change of control is deemed to have occurred and KEYW as a publicly traded corporation no longer exists.

Best Net Provision

The "Best Net" provision provides that, in the event that it is determined that total payments following a change-of-control would be subject to the excise tax imposed by Section 280G and Section 4999 of the Code, then (i) if the total payments exceed the safe harbor threshold by less than 10%, the payments will be reduced to the safe harbor amount; or (ii) if the total payments exceed the safe harbor threshold by more than 10%, the executive shall be entitled to receive the “Best Net” for the aggregate severance payments and benefits. The executive will receive either the full amount of severance payments and benefits or an amount reduced to the extent necessary so that the executive incurs no excise tax, whichever results in the executive receiving the greater amount, taking into account applicable taxes, as well as the excise tax.

The agreements contained the following specific terms for each 2014 NEO set forth below:

Len Moodispaw. Mr. Moodispaw's employment agreement provides for his employment as President and Chief Executive Officer during the employment period. Under his employment agreement, Mr. Moodispaw is entitled to a base salary, which was increased by the Board to $500,011 in 2013. The board of directors, may from time to time alter his base salary. In addition, Mr. Moodispaw is entitled to certain benefits, including vacation, health insurance and other insurance benefits.

Mark Willard. Mr. Willard's employment agreement provides for his employment as Executive Vice President during the employment period. Under his employment agreement, Mr. Willard is entitled to a base salary, which was increased by the Board to $325,000 in 2013. The board of directors, may from time to time alter his base salary. In addition, Mr. Willard is entitled to certain benefits, including vacation, health insurance and other insurance benefits.

Kim DeChello. Ms. DeChello's employment agreement provides for her employment as Executive Vice President, Secretary during the employment period. Under her employment agreement, Ms. DeChello is entitled to a base salary, which was increased by the Board to $250,016 in 2013. The board of directors, may from time to time alter her base salary. In addition, Ms. DeChello is entitled to certain benefits, including vacation, health insurance and other insurance benefits.

Other Employment Agreements

John Krobath. Mr. Krobath's employment agreement provided for his employment as Executive Vice President, Chief Financial Officer during the employment period. Under his employment agreement, Mr. Krobath was entitled to a base salary, which was increased by the board of directors to $280,010 in 2013. In addition, Mr. Krobath was entitled to certain benefits, including vacation, health insurance and other insurance benefits. On March 20, 2014, Mr. Krobath announced his departure to pursue other professional opportunities, effective as of April 25, 2014. In connection with his departure, the Company and Mr. Krobath entered into the Third Amendment. Pursuant to the Third Amendment, Mr. Krobath received compensation continuing through December 26, 2014 and a lump-sum payment of $330,000 on January 16, 2015. No success fee was awarded because Mr. Krobath did not achieve certain corporate milestones by August 1, 2014. In addition, all of Mr. Krobath’s outstanding equity awards that would have vested before February 28, 2016 will continue to vest on their original vesting schedule, and the performance criteria with respect to Mr. Krobath’s 2014 stock option awards made on February 7, 2014 was removed, and 50% of such options will vest on the first anniversary of the grant date, and 25% will vest on the second anniversary of the grant date. The remaining 25% will not vest.

Phil Calamia. In August 2014, Hexis Cyber Solutions, Inc., a wholly owned subsidiary of The KEYW Holding Corporation, entered into an employment agreement with Phil Calamia, Chief Financial Officer of the Company. The agreement provides, among other things: (a) an initial base salary of $280,010 and an annual fifty percent (50%) target bonus under the terms of the Company’s Annual Incentive Plan, both of which may be adjusted by the Board of Directors of the Company from time to time; (b) other benefits currently provided to Mr. Calamia, including but not limited to, vacation, health insurance and officers and directors liability insurance; and (c) upon termination of Mr. Calamia’s employment by the Company without Cause (as defined in the Agreement), payment of an amount equal to one year’s base salary plus the amount of certain unpaid and/or pro-rated bonuses and incentive plan payments, and reimbursement of health and dental insurance premiums for one year following such termination, and (d) upon termination of Mr. Calamia’s employment by the Company without Cause or by Mr. Calamia with Good Reason (as defined in the agreement) within one year of a Change of Control (as defined in the agreement), payment of an amount equal to one year’s base salary plus the amount of certain unpaid and/or pro-rated bonuses and incentive plan payments, and reimbursement of health and dental insurance premiums for three years following such termination.

The agreement also has a clawback provision which provides for adjustment and recovery of performance-based compensation, including equity awards, paid or payable to Mr. Calamia upon certain restatements of the Company’s financial statements.

The agreement contains employee non-solicitation restrictions that extend for a one year period following termination of Mr. Calamia’s employment, and customary confidentiality restrictions.

Potential Payments Upon Termination or Change of Control

The employment agreements for our NEOs, described above, have certain provisions that provide for payments to them (a) in the event of the termination of their respective employment without "cause" (as defined in the agreements) and (b) upon a "change of control" (as defined in the agreements).

Under each employment agreement “cause” is defined as (a) a good faith finding by KEYW that (i) the NEO has failed to perform his or her reasonably assigned duties and has failed to remedy such failure within 10 days following written notice from KEYW to the NEO notifying him or her of such failure, or (ii) the NEO has engaged in dishonesty, gross negligence or misconduct; (b) the conviction of the NEO of, or the entry of a pleading of guilty or nolo contendere by the NEO to, any crime involving any felony; (c) the NEO has breached fiduciary duties owed to KEYW or has materially breached the terms of his or her employment agreement or any other agreement between the NEO and KEYW; or (d) the failure of the NEO to maintain his or her security clearance if such clearance is necessary to perform the duties assigned to the NEO under his or her employment agreement.

Upon the occurrence of a "change of control", KEYW or its successor in interest shall pay to the NEO in immediately available funds a cash payment based on the terms of their respective employment agreements. In the event the NEO's employment is terminated solely by the Company without "cause", or due to the NEO's disability, the Company shall pay to the NEO the compensation and benefits otherwise payable to him through the last day of his actual employment by the Company or through the remainder of his employment period, whichever is greater. These payments are conditioned on execution of a waiver and release agreement and shall be paid within ten days after the release becomes effective and such revocation rights have lapsed.

In addition, our 2008 and 2009 equity plans provide that, upon a change of control (as defined in our 2008 Plan and 2009 Plan), our board of directors may elect to cause all outstanding shares of restricted stock and all outstanding stock options awarded under the 2008 Plan and 2009 Plan to become immediately exercisable for a period of fifteen days prior to the scheduled consummation of the change of control. Under our 2013 Stock Incentive Plan, our board of directors may (i) elect to cause all outstanding shares of restricted stock and all outstanding stock options awarded under the 2013 Stock Incentive Plan to become immediately exercisable for a period of fifteen days prior to the scheduled consummation of the change of control or (ii) elect to cancel any outstanding awards and pay or deliver, or cause to be paid or delivered, an amount in cash or securities having a value equal to the product of the "Grant Shares" (as defined in the 2013 Plan) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of stock pursuant to such transaction exceeds (II) the option price applicable to such Grant Shares. See “Executive Compensation — Equity Incentive Plans” for a detailed description of the terms of our equity incentive plans.

The following table sets forth the Company’s estimated payment obligations under the NEO employment agreements that would arise in the event of (i) the termination of the NEO’s employment without cause or (ii) a change of control of KEYW. The estimated payments assume that the relevant termination or change of control occurred as of December 31, 2014, using the price of our common stock as of December 31, 2014, which was $10.38 per share.

	TERMINATION WITHOUT CAUSE			CHANGE-OF-CONTROL
	Severance Pay ($)(1)	Welfare Benefits Continuation ($)(1)	Total ($)	Cash Payment ($)(2)	Accelerated Vesting of Stock Options ($)(3)(4)	Accelerated Vesting of Restricted Stock ($)(3)(4)	Total ($)
Len Moodispaw	570,376	17,195	587,571	2,625,057	4,275	674,700	3,304,032
Mark Willard	375,074	16,849	391,923	1,015,000	16,706	544,950	1,576,656
Kim DeChello	287,123	6,916	294,039	768,782	16,706	544,950	1,330,438

(1)	See “Executive Compensation — Employment Agreements” above for a description of the severance payment and benefits continuation that would be payable to the NEO upon termination without cause.
(2)	See “Executive Compensation — Employment Agreements” above for a description of the calculation of the cash payment owed to an NEO upon a change of control.
(3)	Assumes full vesting of stock options and restricted stock awards in connection with a change of control. See “Executive Compensation — Equity Incentive Plans” below for a description of the potential acceleration of stock options and restricted stock awards in connection with a change of control.
(4)	Calculated based on our common stock share price of $10.38 as of December 31, 2014.

The following table sets forth the Company’s estimated payment obligations under Mr. Calamia’s employment agreement that would arise in the event of (i) the termination of his employment without cause or (ii) a change of control of KEYW. The estimated payments assume that the relevant termination or change of control occurred as of December 31, 2014, using the price of our common stock as of December 31, 2014, which was $10.38 per share.

	TERMINATION WITHOUT CAUSE			CHANGE-OF-CONTROL
	Severance Pay ($)(1)	Welfare Benefits Continuation ($)(1)	Total ($)	Cash Payment ($)(2)	Accelerated Vesting of Stock Options ($)(3)(4)	Accelerated Vesting of Restricted Stock ($)(3)(4)	Total ($)
Phil Calamia	291,049	981	292,030	396,510	2,945	—	435,785

(1)	See “Executive Compensation — Employment Agreements” above for a description of the severance payment and benefits continuation that would be payable to Mr. Calamia upon termination without cause.
(2)	See “Executive Compensation — Employment Agreements” above for a description of the calculation of the cash payment owed to Mr. Calamia upon a change of control.
(3)	Assumes full vesting of stock options and restricted stock awards in connection with a change of control. See “Executive Compensation — Equity Incentive Plans” below for a description of the potential acceleration of stock options and restricted stock awards in connection with a change of control.
(4)	Calculated based on our common stock share price of $10.38 as of December 31, 2014.

Equity Incentive Plans

2008 Stock Incentive Plan

Overview.  The KEYW Corporation 2008 Stock Incentive Plan (which we refer to as our 2008 Stock Incentive Plan, or 2008 Plan) was adopted by our wholly-owned subsidiary, The KEYW Corporation, on July 31, 2008 (inception). Pursuant to a corporate restructuring, we assumed the 2008 Plan and the awards thereunder from The KEYW Corporation, in December 2009. The purpose of the 2008 Plan is to enhance our ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve KEYW and to expend maximum effort to improve the business results and earnings of KEYW, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of KEYW. Under the 2008 Plan, 1,000,000 shares of our common stock were reserved for issuance as potential awards under the plan. As of December 31, 2014, options to purchase 378,150 shares of our common stock were outstanding under the 2008 Plan and 322,500 shares of restricted stock were outstanding under the 2008 Plan.

In general, options and restricted shares awarded under the 2008 Plan are subject to vesting over a five-year period beginning on the grant date, except for grants of stock options in an amount less than 1,000 shares. These awards vest over a three-year period.

As of December 31, 2014, outstanding options under the 2008 Plan had a weighted average exercise price of $5.39 per share, and had expiration dates ranging from October 2, 2018 to December 29, 2019. In connection with the adoption of our 2009 Plan (described below), we ceased making awards under the 2008 Plan, and no additional shares are reserved for new grants under the 2008 Plan. The 2008 Plan remains in effect, however, with respect to awards outstanding under the plan.

Effective Date and Term.  The 2008 Plan was effective as of the date of approval by our board of directors, or July 31, 2008 (inception), and will expire at the close of a ten-year term unless earlier terminated by our board of directors.

Administration, Amendment and Termination.  Our board of directors has the power and authority to administer the 2008 Plan. As permitted by the terms of the 2008 Plan, our board of directors had delegated this power and authority to our compensation committee. The compensation committee has the authority to interpret the terms and intent of the 2008 Plan and make all determinations necessary or advisable for the administration of the 2008 Plan.

The compensation committee may amend, suspend or terminate the 2008 Plan at any time with respect to any shares of common stock as to which awards have not been made. No such action may amend the 2008 Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by applicable law, rule or regulation.

Award Types.  The 2008 Plan provides for the grant of incentive stock options, non-qualified stock options and restricted stock. An “incentive stock option” is an option that meets the requirements of Section 422 of the Internal Revenue Code, and a “non-qualified stock option” is an option that does not meet those requirements. “Restricted stock” is an award of common stock on which restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Internal Revenue Code. No incentive stock options were issued under the 2008 Plan.

Shares Issued under the 2008 Plan.  Shares issued under the 2008 Plan may be authorized as unissued shares or treasury shares. Any shares covered by an award, or portion of an award, granted under the 2008 Plan that are forfeited or canceled, expire or are settled in cash will be deemed not to have been issued for purposes of determining the maximum number of shares available for issuance under the 2008 Plan.

If any stock option is exercised by tendering shares to us, or if we withhold shares to satisfy tax withholding obligations in connection with such an exercise, as full or partial payment in connection with the exercise of a stock option under the 2008 Plan, only the number of shares issued net of the shares tendered will be deemed issued for purposes of determining the maximum number of shares available for issuance under the 2008 Plan.

Terms and Conditions of Option Awards.  An option granted under the 2008 Plan is exercisable only to the extent that it is vested. No option may be exercisable more than ten years from the option grant date.

The exercise price per share for each option granted under the 2008 Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a 10% stockholder, of the fair market value of the common stock on the option grant date. Prior to the cessation of awards under the 2008 Plan, fair market value was determined in good faith by our board of directors in a manner consistent with Section 409A of the Internal Revenue Code. Except upon the occurrence of a merger or other transaction described below, no amendment or modification may be made to an outstanding option which reduces the exercise price, either by lowering the exercise price or by canceling the outstanding option and granting a replacement option with a lower exercise price.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to us or, to the extent permitted by law, in any other form that is consistent with applicable laws, regulations and rules, including NASDAQ rules.

The non-qualified stock options awarded under the 2008 Plan are generally non-transferable, except for transfers by will or the laws of descent and distribution. The compensation committee may, in its discretion, determine that an award of non-qualified stock options also may be transferred to family members by gift or other transfers deemed not to be for value.

Terms and Conditions of Restricted Stock Awards.  Subject to the provisions of the 2008 Plan, our board of directors determined the terms and conditions of each award of restricted stock, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. Holders of shares of restricted stock have the right during the restricted period to exercise full voting rights with respect to those shares and the right to receive any dividends declared or paid with respect to the shares.

The shares of restricted stock awarded under the 2008 Plan are generally nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

Adjustment of Shares Subject to 2008 Plan.  In the event of any increase or decrease in the number of outstanding shares of our common stock, or in the event such shares are changed into or exchanged for a different number or kind of shares or other securities of ours on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, the compensation committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the compensation committee determines to be necessary to prevent dilution or enlargement of the rights of participants.

Effect of Certain Corporate Transactions.  Certain corporate transactions involving us, such as a sale or other change-of-control of KEYW, may cause awards granted under the 2008 Plan to vest, unless the awards are continued or substituted for by the surviving company in connection with the corporate transaction. Upon such a transaction the compensation committee may also elect to cancel outstanding awards in exchange for cash or securities equal in value to the shares subject to the award, less, in the case of stock options, the aggregate exercise price.

2009 Stock Incentive Plan

Overview.  The KEYW Holding Corporation 2009 Stock Incentive Plan (which we refer to as our 2009 Stock Incentive Plan, or the 2009 Plan), was adopted on December 29, 2009. As with our 2008 Plan, the purpose of the 2009 Plan is to enhance our ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve KEYW and to expend maximum effort to improve the business results and earnings of KEYW, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of KEYW. The 2009 Plan provides for the grant of stock options (in the form of either incentive stock options or non-qualified stock options), restricted stock, and restricted stock units (RSUs). Awards may be made under the 2009 Plan to any employee, officer, or director of KEYW or, except for incentive stock options, to any consultant or adviser currently providing services to KEYW. Under the 2009 Plan, 12,000,000 shares of our common stock were reserved for issuance under the plan; provided, however, that awards will not be granted in excess of 12% of our total issued and outstanding common stock at any given time. Of the total shares reserved under the plan, as of December 31, 2014, non-qualified stock options for 1,655,331 shares of our common stock were outstanding and 435,550 shares of restricted stock were outstanding under the 2009 Plan. No RSUs or incentive stock options have been issued under the 2009 Plan. As of December 31, 2014, outstanding options under the 2009 Plan had a weighted average exercise price of $10.99 per share and had expiration dates ranging from December 29, 2019 to December 30, 2022. In connection with the adoption of our 2013 Plan (described below), we ceased making awards under the 2009 Plan, and no additional shares are reserved for new grants under the 2009 Plan. The 2009 Plan remains in effect, however, with respect to awards outstanding under the plan.

In general, options and restricted shares awarded under the 2009 Plan are subject to vesting over a three-year period. However, our compensation committee, which administers the 2009 Plan, has discretion to determine other vesting terms of equity awards at the time of grant.

Effective Date and Term.  The 2009 Plan was effective as of the date of approval by our board of directors, or December 29, 2009, and will expire at the close of a ten-year term unless earlier terminated by our board of directors.

Administration, Amendment and Termination.  Our board of directors has the power and authority to administer the 2009 Plan. As permitted by the terms of the 2009 Plan, our board of directors had delegated this power and authority to our compensation committee. The compensation committee has the authority to interpret the terms and intent of the 2009 Plan, determine eligibility and terms of awards for participants and make all other determinations necessary or advisable for the administration of the 2009 Plan.

The compensation committee may amend, suspend or terminate the 2009 Plan at any time with respect to any shares of our common stock as to which awards have not been made. No such action may amend the 2009 Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by applicable law, rule or regulation, including NASDAQ rules.

Award Types.  As noted above, the 2009 Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock and restricted stock units. “Restricted stock units,” or “RSUs,” are awards that represent a conditional right to receive shares of common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock.

Shares Issued Under The 2009 Plan.  Shares issued under the 2009 Plan may be authorized as unissued shares or treasury shares. Any shares covered by an award, or portion of an award, granted under the 2009 Plan that are forfeited or canceled, expire or are settled in cash will be deemed not to have been issued for purposes of determining the maximum number of shares available for issuance under the 2009 Plan.

If any stock option is exercised by tendering shares to us, or if we withhold shares to satisfy tax withholding obligations in connection with such an exercise, as full or partial payment in connection with the exercise of a stock option under the 2009 Plan, only the number of shares issued net of the shares tendered will be deemed issued for purposes of determining the maximum number of shares available for issuance under the 2009 Plan.

Terms and Conditions of Option Awards. An option granted under the 2009 Plan will be exercisable only to the extent that it is vested. No option may be exercisable more than ten years from the option grant date. The compensation committee may include in the option agreement the period during which an option may be exercised following termination of employment or service.

The exercise price per share for each option granted under the 2009 Plan could not be less than 100%, or 110% in the case of an incentive stock option granted to a 10% stockholder, of the fair market value of the common stock on the option grant date. Prior to our IPO, fair market value was determined in good faith by our board of directors or compensation committee in a manner consistent with Section 409A of the Internal Revenue Code. After the offering, for so long as the common stock is listed on the NASDAQ, the fair market value of the common stock was the closing price of the common stock as reported on the NASDAQ on the option grant date.

Except upon the occurrence of a merger or other transaction described below, no amendment or modification may be made to an outstanding option which reduces the exercise price, either by lowering the exercise price or by canceling the outstanding option and granting a replacement option with a lower exercise price.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to us or, to the extent permitted by law, in any other form that is consistent with applicable laws, regulations and rules, including NASDAQ rules.

Each option will become vested and exercisable at such times and under such conditions as the compensation committee may approve consistent with the terms of the 2009 Plan.

In the case of incentive stock options, the aggregate fair market value of the common stock determined on the option grant date with respect to which such options are exercisable for the first time during any calendar year may not exceed $100,000.

Incentive stock options are non-transferable during the optionee’s lifetime. Awards of non-qualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The compensation committee may, in its discretion, determine that an award of non-qualified stock options also may be transferred to family members by gift or other transfers deemed not to be for value.

The compensation committee may impose restrictions on any shares of common stock acquired pursuant to the exercise of an option as it deems advisable, including minimum holding period requirements or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the shares of common stock are then listed or traded, or under any blue sky or state securities laws applicable to the shares of common stock.

A non-solicitation, non-interference clause was added to the form of stock option agreement in June 2012.

Terms and Conditions of Restricted Stock and Restricted Stock Units.  Subject to the provisions of the 2009 Plan, the compensation committee will recommend and the board of directors will determine the terms and conditions of each award of restricted stock and RSUs, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. Unless otherwise recommended by the compensation committee, to the extent permitted or required by law as determined by the board of directors, holders of shares of restricted stock will have the right during the restricted period to exercise full voting rights with respect to those shares and the right to receive any dividends declared or paid with respect to the shares. Holders of RSUs will not have the right during the restricted period to exercise any voting rights with respect to our common stock or to receive any dividends declared or paid with respect to our common stock.

The restrictions and the restricted period may differ with respect to each participant. An award will be subject to forfeiture if events specified by the compensation committee occur before the lapse of the restrictions.

Awards of restricted stock and RSUs are generally nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

A non-solicitation, non-interference clause was added to the form of restricted stock agreement in June 2012.

Adjustment of Shares Subject to 2009 Plan.  In the event of any increase or decrease in the number of outstanding shares of our stock, or in the event such shares are changed into or exchanged for a different number or kind of shares or other securities of ours on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, the compensation committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the compensation committee determines to be necessary to prevent dilution or enlargement of the rights of participants.

Effect of Certain Corporate Transactions.  Certain corporate transactions involving us, such as a sale of KEYW or change of control, may cause awards granted under the 2009 Plan to vest, unless the awards are continued or substituted for by the surviving company in connection with the corporate transaction. Upon such a transaction the compensation committee may also elect to cancel outstanding awards in exchange for cash or securities equal in value to the shares subject to the award, less, in the case of stock options, the aggregate exercise price.

2013 Stock Incentive Plan

Overview.  The principal terms of the 2013 Stock Incentive Plan (which we refer to as our 2013 Stock Incentive Plan, or the 2013 Plan) are summarized below. The following summary is qualified in its entirety by the full text of the 2013 Plan. The 2013 Plan became effective on January 1, 2013 and replaced the 2009 Plan. Under the 2013 Plan, 2,000,000 shares of our common stock are reserved for issuance under the plan. Of the total shares reserved under the plan, as of December 31, 2014, non-qualified stock options for 915,393 shares of our common stock were outstanding and 517,386 shares of restricted stock were outstanding under the 2013 Plan. No RSUs, SARs or incentive stock options have been issued under the 2013 Plan. As of December 31, 2014, outstanding options under the 2013 Plan had a weighted average exercise price of $15.11 per share and had expiration dates ranging from January 31, 2023 to June 30, 2024.

Purpose. The 2013 Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the 2013 Plan provides for the grant of stock options, restricted stock, restricted stock units, SARs and performance shares. Stock options granted under the 2013 Plan may be nonqualified stock options or incentive stock options.

Administration. The Board has such powers and authorities related to the administration of the 2013 Plan as are consistent with the Company's certificate of incorporation and bylaws and applicable law.

The Board, from time to time, may delegate to one or more Committees or the CEO such powers and authorities related to the administration and implementation of the 2013 Plan, as the Board may determine.

Subject to the other terms and conditions of the 2013 Plan, the Board has full and final authority to:

(i)	designate grantees;
(ii)	determine the type or types of awards to be made to a grantee;
(iii)	determine the number of shares of stock to be subject to an award;
(iv)	establish the terms and conditions of each award (including, but not limited to, the option price of any option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an award or the shares of stock subject thereto, and any terms or conditions that may be necessary to qualify options as incentive stock options);
(v)	prescribe the form of each award Agreement evidencing an award; and
(vi)	amend, modify, or supplement the terms of any outstanding award.

Deferral Arrangements. The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock equivalents. Any such deferrals will be made in a manner that complies with Code Section 409A.

Stock Subject to the 2013 Plan. The maximum number of shares of stock available for issuance under the 2013 Plan is 2,000,000 (two million). All shares of stock issuable under the 2013 Plan may be issued as common stock.

The 2013 Plan imposes individual limitations on the amount of awards, to comply with Code Section 162(m). Under these limitations, in any fiscal year of the Company during any part of which the 2013 Plan is in effect, no participant may be granted an award of more than 200,000 shares.

Adjustments in Authorized Shares. The Board has the right to substitute or assume awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of stock reserved pursuant to the Plan will be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to awards before and after the substitution.

Effective Data and Term. The 2013 Plan was approved by the Company's board of directors on May 2, 2012, was approved by the Company's stockholders on August 15, 2012 and became effective as of January 1, 2013.

The 2013 Plan will terminate automatically on December 31, 2022 (10 years from the effective date) and may be terminated on any earlier date as provided in the 2013 Plan.

Eligibility. Awards may be made under the 2013 Plan to any employee, officer or director of, or other service provider providing services to, the Company or any affiliate thereof.

Award Agreements. Each award pursuant to the 2013 Plan will be evidenced by an award agreement, in such form or forms as the Board will from time to time determine, which specifies the number of shares subject to the award. A non-solicitation, non-interference clause is included in all award agreements.

Options. The option price of each option will be fixed by the Board and stated in the award agreement evidencing such option. The option price will not be less than the fair market value on the grant date of a share of stock; provided, however, that in the event that a grantee is a beneficial holder of more than ten percent of our common stock, the option price of an incentive stock option granted to such grantee will be not less than one hundred ten percent (110%) of the fair market value of a share of common stock on the grant date.

Subject to the terms of the 2013 Plan, each option granted under the 2013 Plan will become exercisable at such times and under such conditions as will be determined by the Board and stated in the award agreement.

The Board may provide, for example, in the award agreement for (i) accelerated exercisability of the option in the event the grantee's service terminates on account of death, disability (as defined in the 2013 Plan) or another event, (ii) expiration of the option prior to its term in the event of the termination of the grantee's service to the Company, (iii) immediate forfeiture of the option in the event the grantee's service is terminated for "Cause" (as defined in the Plan) or (iv) unvested options to be exercised subject to the Company's right of repurchase with respect to unvested shares of stock.

Generally, each option granted under the 2013 Plan will terminate, and all rights to purchase shares of stock thereunder will cease, upon the expiration of ten (10) years from the grant date, or under such circumstances and on such date prior thereto as is set forth in the 2013 Plan or as may be fixed by the Board and stated in the award agreement relating to such option.

Restricted Stock and Stock Units. The Board may from time to time grant restricted stock or stock units to persons eligible to receive awards under the 2013 Plan, subject to such restrictions, conditions and other terms as the Board may determine.

At the time an award of restricted stock or stock units is made, the Board will establish a restriction period applicable to such restricted stock or stock units.

Each award of restricted stock or stock units may be subject to a different restriction period. The Board may, in its sole discretion, at the time an award of restricted stock or stock units is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued service, in order that all or any portion of the restricted stock or stock units will vest.

The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the restricted stock or stock units.

Holders of restricted stock will have the right to vote such stock and, unless the Board otherwise provides in an award agreement, to receive any dividends declared or paid with respect to such stock. In the case of unearned performance awards (shares/units), dividend payouts/dividend equivalents are prohibited.

Holders of stock units will have no rights as stockholders of the Company. The Board may provide in an award agreement evidencing a grant of stock units that the holder of such stock units will be entitled to receive, upon the Company's payment of a cash dividend on its outstanding stock, a cash payment for each stock unit held equal to the per-share dividend paid on the stock.

Unless otherwise provided by the Board in the applicable award agreement, upon the termination of a grantee's service with the Company or an affiliate thereof, any shares of restricted stock or stock units held by such grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited.

Withholding Taxes. The Company will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock or payment of any kind upon the exercise of an option. Subject to the prior approval of the Company the grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of stock otherwise issuable to the grantee or (ii) by delivering to the Company shares of stock already owned by the grantee. The shares of stock so delivered or withheld will have an aggregate fair market value equal to such withholding obligations.

Change of Control. Subject to certain exceptions upon the occurrence of a change of control either of the following two actions will be taken:

(i) immediately prior to the scheduled consummation of a change of control, all shares of restricted stock and stock units will become immediately vested and all options outstanding hereunder will become immediately exercisable unless otherwise specified in any executed executive agreements and will remain exercisable for a period of fifteen days, or

(ii) the Board may elect, in its sole discretion, to cancel any outstanding awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares of stock subject to the award multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of stock pursuant to such transaction exceeds (II) the option price applicable to such grant shares.

With respect to the Company's establishment of an exercise window, (i) any exercise of an option during such period will be conditioned upon the consummation of the event and will be effective only immediately before the consummation of the event, and (ii) upon consummation of any change of control, the 2013 Plan and all outstanding but unexercised options will terminate.

These above terms will not apply to any change of control to the extent that provision is made in writing in connection with such change of control for the assumption or continuation of the options, stock units or shares of restricted stock theretofore granted, or for the substitution for such awards for new common stock options, stock units or new shares of restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option prices, in which event the awards theretofore granted will continue in the manner and under the terms so provided. In the event a grantee's award is assumed, continued or substituted upon the consummation of any change of control and their employment is terminated without cause within one year following the consummation of such change of control, the grantee's award will be fully vested and may be exercised in full, to the extent applicable, for the period set forth in the grantee's award agreement or for such longer period as the 2013 Plan committee may determine.

New Plan Benefits. Future benefits under the 2013 Plan generally will be granted at the discretion of the Board and are therefore not currently determinable.

Non-Plan Awards

Grants Made Outside of the 2008, 2009 and 2013 Plans.  On October 16, 2009, Mr. Krobath was awarded options to purchase 195,000 shares of common stock outside of the 2008 Plan pursuant to a Non-Qualified Stock Option Agreement. Mr. Krobath exercised such options by cashless exercise in March 2014. The options, vested ratably on an annual basis over three years with the first vesting on October 16, 2010 and had a per share exercise price of $5.50. In addition, on December 2, 2009, our original five NEOs received restricted stock awards pursuant to Restricted Stock Agreements with each grantee, such awards totaling 27,500 restricted shares. These shares of restricted stock cliff vested on December 2, 2012. On July 31, 2008, our original five NEOs received restricted stock awards pursuant to Restricted Stock Agreements with each grantee, such awards totaling 374,900 restricted shares. These shares vest 20% on grant date and then the next four anniversaries of the grant date. In 2012 and 2013, no options or restricted stock were issued as Non-Plan awards.

Federal Income Tax Consequences

Incentive Stock Options.  The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Non-Qualified Options.  The grant of an option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.  A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.  There are no immediate tax consequences of receiving an award of restricted stock units under the 2009 Plan or stock units under our 2013 Plan. A grantee who is awarded such stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. We will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2014 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (1)
Equity compensation plans approved by security holders	2,948,874	$11.55	555,593

Equity compensation plans not approved by security holders	—		—

TOTAL	2,948,874		555,593

(1)	The 2013 Stock Incentive Plan, which took effect on January 1, 2013, replaced the 2009 plan, and provides for the issuance of a maximum of 2,000,000 shares.

Retirement Plans

The Company currently has one qualified defined contribution retirement plan. The KEYW Corporation Employee 401(k) Plan, which includes a contributory match 401(k) feature for KEYW employees. As of January 1, 2010, the Plan calls for an employer matching contribution of up to 10% of eligible compensation for KEYW employees and up to 4% for Hexis employees. Total authorized contributions under the matching contribution feature of the Plan were $9.7 million, $10.4 million and $7.8 million, in 2014, 2013 and 2012, respectively. There were no discretionary contributions during these periods.

The Company previously had qualified contribution retirement plans for some of the previously acquired companies. All of these plans were converted into The KEYW Corporation 401(k) Plan on or before December 31, 2013.

Employee Stock Purchase Plan

We adopted the Employee Stock Purchase Plan (the “ESPP”) on September 3, 2010. The ESPP offers a maximum of 5,000,000 million shares of Common Stock for purchase by employees (including NEOs) over the ten year life of the ESPP. Employees are able to purchase shares through accumulated payroll deductions at 85% of the fair market value of the shares based on the closing sales price of the shares on the purchase date, which will occur at the end of each fiscal quarter. Individual employees are limited to a maximum of 1,000 shares per quarter under the ESPP. The Company has elected to use open market purchases for all shares issued under the ESPP.

Options to Purchase Securities

The Company has established several stock incentive plans. The purpose of these plans are to enhance our ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve KEYW and to expend maximum effort to improve the business results and earnings of KEYW, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of KEYW.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval and Ratification of Transactions with Related Persons

We have adopted a related person transactions policy pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our audit committee, another independent committee of our board of directors or the full board. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000 will be required to be presented to our audit committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our related person transactions policy is available on our website at www.keywcorp.com.

Transactions with Related Persons

Set forth below is a summary of any transactions occurring since December 31, 2013, or currently proposed transaction, that involve us and one or more of our (i) directors, (ii) executive officers, or (iii) beneficial owners of more than 5% of our common stock outstanding (a “5% stockholder”) (or any of the foregoing person’s affiliates or associates) (which we refer to collectively as “related persons”), in each case, in which the amount involved in the transaction exceeds or will exceed $120,000.

Gwen Pal, who is our Vice President and Chief Compliance Officer, is the daughter of the late Len Moodispaw, our former Chief Executive Officer and a member of our board of directors. In 2014, Ms. Pal's total compensation was approximately $146,930. This amount includes her base salary, bonus pay, gain on restricted stock vesting, insurance premiums and KEYW matching contributions under our 401(k).

Andrew Fedde, who is the Hexis, Director of Finance and Administration, is the son of Chris Fedde, Executive Vice President and President of Hexis. In 2014, Mr. Andrew Fedde's total compensation was approximately $124,135. This amount includes his base salary, insurance premiums and KEYW matching contributions under our 401(k).

PROPOSAL 1 - ELECTION OF DIRECTORS

Directors/Nominees

At the Annual Meeting, eight (8) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. As a result of the June 2015 death of Len Moodispaw, our former Chairman, President and Chief Executive Officer, our board of directors currently consists of eight (8) directors with one vacancy. Due to the short time between Mr. Moodispaw’s passing and the distribution of this Proxy Statement and taking into consideration the recommendation of the nominating and corporate governance committee of our board, our board has determined to proceed with one vacancy on the board. Such vacancy may be filled in the future in accordance with our bylaws. At the Annual Meeting, proxies cannot be voted for more than eight (8) directors.

Each of the nominees named below have consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed Proxy will be voted by the proxy holder for a substitute nominee, if any, designated by the board of directors, unless the authority to vote for the management nominee(s) is withheld in the Proxy.

The following sets forth information provided by the nominees as of July 10, 2015, all of whom are currently serving as directors of the Company, all of whom have been nominated by the Company’s nominating and corporate governance committee and all of whom have consented to serve if reelected by our stockholders.

Deborah Bonanni, [59], has been a director at KEYW since April 1, 2013. Ms. Bonanni retired from public service in early 2013. From 2006 to 2013 she served as the Chief of Staff of the National Security Agency. She was responsible for the strategic direction, leadership and oversight of the corporate functions that enable and support the Agency’s signals intelligence, information assurance, and cybersecurity missions. Her span of control covered physical and personnel security, human resource services, education and training, installations and logistics, policy and records management, external relations, corporate communications, occupational health and wellness, and registry and protocol services. She chaired the corporate board and managed the processes that governed the identification, selection, compensation, and professional development of NSA’s highest-level executive leaders and technical experts.

Prior to serving as NSA Chief of Staff, Ms. Bonanni served in a number of senior leadership positions, including the Associate Director of Human Resources Services; the Associate Director for Education and Training; and the Commandant of the National Cryptologic School, a nationally recognized academic institution providing tailored training and professional development of military and civilian employees. As Deputy Director of the NSA’s Equal Employment Opportunity organization, she advocated for the use of mediation as a neutral and effective alternative to litigation for resolving disputes, and established the Agency’s first alternative dispute resolution center. Ms. Bonanni began her NSA career as a staff attorney specializing in federal procurement law before assuming the position of Associate General Counsel for Information Security.

Ms. Bonanni graduated from Hood College, Summa Cum Laude, with a Bachelor of Arts degree in History and Political Science. She received her Juris Doctorate from the Columbus School of Law, Catholic University, and is a member of the Bars of Maryland and the District of Columbia. She is a graduate of the 43rd Senior Seminar, an executive leadership program sponsored by the US Department of State for civilian and military leaders from the federal foreign affairs community. She has also completed numerous executive leadership and professional mediation programs. Ms. Bonanni received the Exceptional Civilian Service Award, NSA’s highest honorary award, as well as three Presidential Rank Awards. She was also awarded the National Distinguished Service Medal from the Director, National Intelligence.

Since retiring from public service, Ms. Bonanni has been employed as a senior advisor at Intelligent Decisions, Inc. where she currently holds the title of Vice President, Strategic Relations for the firm's intelligence division. She serves on the Hood College Board of Associates.

Ms. Bonanni’s broad business experiences in public service and as the Chief of Staff of the NSA brings valuable expertise to our board of directors. Her past leadership in the corporate functions of the NSA brings a unique industry expertise to our board.

Bill Campbell, [71], has been a director at KEYW since July 16, 2009. Mr. Campbell is currently a Senior Advisor to the Chairman for JPMorgan Chase & Co. where he was most recently Chairman of Chase Card Services, the nation’s second largest credit card organization. From 2005 to 2007 he served as Chairman of Visa International, leading the organization to its IPO in 2008, the largest in US history. With an extensive consumer products and financial services management background, Mr. Campbell also serves as President of Sanoch Management, a consulting and investment firm for financial companies, start-ups, and venture capital firms. Prior to his executive roles at JPMorgan Chase and its predecessors, and the formation of Sanoch Management, Mr. Campbell oversaw Citigroup’s Global Consumer Business, including global branch banking and credit cards. He became Chief Executive Officer of Global Citibank in 1996 and Chief Executive Officer of Citigroup’s Global Consumer Business a year later. Before joining Citicorp in 1995, Mr. Campbell spent 28 years at Philip Morris, including five years as Chief Executive Officer of Philip Morris USA. He began his career in Canada in brand management in 1967 and eventually served as President of the Asian region for Philip Morris, EVP of Marketing and Sales for Philip Morris USA, and EVP of Strategic Planning for Philip Morris Companies. He currently serves as a director to the following privately held companies: BTI Systems, Inc., First Beverage Group, Focus Financial Partners LLC and LeadDog Marketing Group. Mr. Campbell earned a Bachelor’s degree in Economics from the University of Alberta in 1965 and a Master’s degree in Business Administration from the University of Western Ontario in 1967.

Mr. Campbell’s business experiences in a diverse group of major public companies, including service as the CEO of Philip Morris USA and in numerous executive positions in the financial services industry, gives our board of directors a perspective on national and global economic developments and valued experience in the operations of large organizations.

Pierre Chao, [49], has been a director at KEYW since October 27, 2010. Mr. Chao is a Managing Partner and co-founder of Renaissance Strategic Advisors and Enlightenment Capital. From 2003 – 2007, Mr. Chao was the Director of Defense-Industrial Initiatives at the Center for Strategic and International Studies, a Washington D.C. based, non-partisan defense and foreign policy think tank. From 1999 to 2003, Mr. Chao was a managing director and senior aerospace/defense analyst at Credit Suisse First Boston (CSFB), where he was responsible for following the US and global aerospace/defense industry. He remained a CSFB independent senior adviser with the Equity Research group and then Investment Banking from 2003 to 2006. Prior to joining CFSB, Mr. Chao was the senior aerospace/defense analyst at Morgan Stanley Dean Witter from 1995 to 1999 and he was the senior aerospace/defense industry analyst at Smith Barney during 1994. Prior to his career as a Wall Street analyst, Mr. Chao was a director at JSA International, a Boston/Paris-based management-consulting firm that focused on the aerospace/defense industry. Mr. Chao was also a co-founder of JSA Research, an equity research boutique specializing in the aerospace/defense industry. Before signing on with JSA, he worked in the New York and London offices of Prudential-Bache Capital Funding as a mergers and acquisitions banker focusing on aerospace/defense.

Mr. Chao earned dual Bachelor of Science degrees in Political Science and Management Science from the Massachusetts Institute of Technology. He is a holder of the right to use the Chartered Financial Analyst designation. Mr. Chao brings three decades of management consulting, investment banking and policy expertise in the aerospace/defense industry to our board.

John Hannon, [78], has been a director at KEYW since August 22, 2008. Previously he served as a Director of Essex from September 2000 to 2007. From early 2000 to 2002, Mr. Hannon was the managing member of Networking Ventures, L.L.C., a privately held company that invested in technology companies. From 1979 to March 2000, Mr. Hannon served as the Chief Executive Officer of Pulse Engineering, Inc. an information security and signals processing company which was sold in March 2000. Mr. Hannon started his business career in 1963 after serving in the United States Marine Corps. Since that time, he has been involved in numerous entrepreneurial ventures. He is a past Director of the Armed Forces Communications and Electronics Association.

Mr. Hannon’s significant institutional knowledge of the Company provides valuable insight to our board of directors. His prior managerial experience and military service brings an enhanced understanding of government contract focused business to board deliberations.

Ken Minihan, [71], (Lt. General (Ret) USAF) has been a director at KEYW since August 22, 2008. Lt. General Minihan is a Managing Director of Paladin Capital Group and is focused on the development and implementation of new investment opportunities for Paladin’s Homeland Security Fund. Prior to joining Paladin, Lt. General Minihan was the 14th Director of the National Security Agency (NSA)/Central Security Service. While at the NSA, he was instrumental in the definition and implementation of the National Information Assurance Program. During his military service, Lt. General Minihan developed extensive experience in making new technologies operational and implementing leading edge services and products in a competitive environment where lives were often at risk. During the last twenty years of the Cold War and the transition to the Information Age, he was instrumental in the definition and selection of technology solutions to solve many difficult national security information needs. Throughout that time, Lt. General Minihan helped set the performance standards for information enterprise operations. Lt. General Minihan is a past Chairman and President of the Security Affairs Support Association (now known as INSA), which focuses on shared government and industry national intelligence and technology challenges. He also is a member of the Air Force Association, the National Military Intelligence Association and other national organizations. He has substantial experience in capital raising, enterprise operations, business development and business readiness assurance. He devotes considerable attention to and consults on national security affairs. Lt. General Minihan has a Bachelor of Arts degree from Florida State University, a Master of Arts degree from the Naval Postgraduate School, and has completed executive development programs at the University of Illinois and Harvard University. Among his awards and decorations are the National Security Medal, the Defense Distinguished Service Medal, the Bronze Star, the National Intelligence Distinguished Service Medal, and the Legion of Merit. He serves as a Director on the following boards: BAE Systems, Inc., ManTech International Corporation, Lucent Government Solutions, Lexis Nexis Special Services, American Government Solutions and CGI Federal.

Lt. General Minihan’s depth of knowledge from his military service and as a director of the NSA brings valuable expertise to our board of directors. Further, his business experience with Paladin Capital Group brings industry expertise to our board that is compounded by his public sector service.

Art Money, [75], has been a director at KEYW since August 22, 2008. Previously, he served as a Director of Essex Corporation from January 2003 to January 2007. He is currently consulting, specializing in command, control, and communications, intelligence, signal processing, and information processing. Mr. Money served as the Assistant Secretary of Defense for Command, Control, Communication and Intelligence (C3I) from October 1999 to April 2001. Prior to his Senate confirmation in that role, he was the Senior Civilian Official, Office of the Assistant Secretary of Defense for C3I from February 1998. Mr. Money also served as the Chief Information Officer for the Department of Defense from 1998 to 2001. From 1996 to 1998, he served as Assistant Secretary of the Air Force for Research, Development and Acquisition, and as CIO for the Air Force. He has also received distinguished public service awards from the US Department of Defense (Bronze Palm), the US Air Force, and the US Navy. Prior to his government service, Mr. Money held senior management positions (including President from 1989 to 1995) with ESL Inc., a subsidiary of TRW, and the TRW Avionics and Surveillance Group. Mr. Money serves on numerous United States Government panels, boards and commissions. He currently serves on the board of Electronic Warfare Associates, Inc., NovoDynamics, Inc., InfoZen, Inc. and Eagle Ray, Inc. Mr. Money received a Bachelor of Science degree in Mechanical Engineering from San Jose State University in 1965, a Master of Science degree in Mechanical Engineering from University of Santa Clara in 1970 and attended the Harvard Executive Security Program in 1985 and the Program for Senior Executives at the Sloan School at the Massachusetts Institute of Technology in 1988. Mr. Money received the INSA (Intelligence and National Security Alliance) 28th Dr. William Oliver Baker Award in May 2012 and was elected to the National Academy of Engineering in October 2013.

Mr. Money’s service in the intelligence sector and on the boards of numerous public companies and with sophisticated advisory groups, combined with his prior management experience in the private sector, brings a breadth of knowledge to our board of directors.

Caroline Pisano, [48], has been a director at KEYW since August 22, 2008. She was named Chairman of the Board upon Mr. Moodispaw’s retirement in May 2015. Previously, she was a Director of Essex Corporation from September 2000 through January 2003 and served as General Counsel and Vice President of Finance of Essex from January 2003 to June 2004. From April 2000 through December 2002, Ms. Pisano was a member of Networking Ventures, L.L.C. From August 1996 to March 2000, Ms. Pisano served as General Counsel and Chief Financial Officer of Pulse Engineering, Inc., an information security and signal processing company which was sold in March 2000. From August 1992 to July 1996, Ms. Pisano served as a senior transactional attorney with the law firm of Wechsler, Selzer, and Gurvitch, Chartered. From June 1988 to August 1990, Ms. Pisano, was a certified public accountant, practiced public accounting and specialized in high tech and biotech companies. Ms. Pisano received her Juris Doctorate degree from the Washington College of Law at the American University in Washington, D.C. Ms. Pisano graduated Magna Cum Laude with a Bachelor of Science degree in Accounting from the University of Maryland. Although Ms. Pisano is an attorney and an accountant she likes to follow Jimmy Buffett’s advice and “say what you mean, mean what you say”. Ms. Pisano has four children and enjoys volunteering at her children’s public schools.

Ms. Pisano’s significant institutional knowledge of our company’s field of work gives our board of directors valuable insight into our operations. Her prior managerial experience brings insightful business knowledge to bear on our board deliberations.

Mark Willard, [55], has served as interim Chief Executive Officer (CEO) and President since Mr. Moodispaw’s retirement in May 2015. He previously served as the Chief Operating Officer of KEYW since its founding in August of 2008. In this position, he has played a key role in developing a strong operations team. In this role he was responsible for ensuring that the goals for revenue and profit were met and assisted the CEO in formulating current and long-range plans, objectives and policies. He provided leadership to senior management related to organization, business development and financial management and ensured a clarity of objectives and focus for senior managers and operations personnel. He has over 30 years of multi disciplined management experience related to systems development, operation and life cycle support. Mr. Willard has played a key role in building an engineering capability from the ground up at four companies focused on supporting the Intelligence Community. After eight years of military service he joined ManTech and served as the Vice President of Columbia, MD Operations, responsible for building the company from 30 to over 300 personnel providing engineering services to the National Security Agency. He transitioned to Windermere in 1998. As one of Windermere’s first employees, he helped build a well established engineering development and systems integration company. Windermere was acquired by Essex Corporation in 2005 and Mr. Willard remained at the company and served as the Vice President of the Engineering & Technology Sector. When Essex Corporation was acquired by Northrop Grumman, Mr. Willard continued to build the Engineering & Technology Sector and was responsible for over 400 personnel providing services to the major Intelligence Community agencies, as well as special military. Mr. Willard served at Northrop Grumman in this capacity until his employment with KEYW in 2008. Mr. Willard has a Bachelor of Science degree in Management Sciences and has completed coursework toward a Master of Science degree in Technology Management at the University of Maryland. He proudly raised 3 daughters on lessons learned from Seinfeld episodes, and is looking forward to opening our first warm climate ocean-front office someday.

Vote Required

The nominees to be selected as directors must receive a majority of the votes cast at the Annual Meeting to be elected. Abstentions and broker non-votes will have no effect on this proposal because broker non-votes will not be considered as present or voting and abstentions will be counted only for purposes of determining whether there is a quorum. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Proxies may not be voted for more than eight (8) directors at the Annual Meeting.

The Board of Directors recommends a vote FOR approval of the election of each of the Nominees for Director.

Executive Officers

The following sets forth information provided by the executive officers as of July 10, 2015 (other than Mark Willard, for whom biographical information is included above under “Directors/Nominees”):

Phil Calamia, [52], has served as the Chief Financial Officer and Executive Vice President of KEYW since March 25, 2014. Mr. Calamia joined KEYW in December 2013. He served as Vice President of Finance and Administration for Hexis Cyber Solutions, Inc., a wholly-owned subsidiary of the Company from December 2013 to March 2014. Prior to joining KEYW, he was Managing Partner of CFO Navigator, a boutique management-consulting firm assisting management teams and investors in building sustainable enterprise value with a focus on enhancing performance by uncovering previously unidentified opportunities, from February 2013 to December 2013 and from September 2005 to August 2010. From September 2010 to February 2013, he served as the Chief Financial Officer and Principal Accounting Officer of AuthenTec, Inc, which was acquired by Apple, Inc. in the fall of 2012. AuthenTec provided security solutions focused on secure networking, content and data protection, access control and strong fingerprint security on mobile devices and PCs. He also served as Interim Chief Financial Officer and Principal Accounting Officer of Encorium Group, Inc., from May 2008 to March 2011. Encorium Group, Inc. was engaged in the design and management of clinical trials for pharmaceutical, biotechnology, and medical device industries in the U.S. and Europe providing clinical research and development services supporting Phase I through Phase IV clinical trials. Mr. Calamia holds a Bachelor of Administration in Economics from East Stroudsburg University, in PA.

Kim DeChello, [54], has served as the Chief Administrative Officer and Secretary of KEYW since its founding in 2008. Ms. DeChello is responsible for providing internal and external coordination, management, and oversight of all administrative activities related to the development and implementation of the mission and goals of the organization. She oversees the administrative functions of the organization such as: corporate administration, human resources, recruiting, stock administration, management information systems and others; ensuring appropriate policies and budgets are in place. She assists with mergers and acquisitions and ethics and compliance. She is responsible for developing company policies that comply with regulations and that reflect management philosophy and culture. She partners with the CEO and other executives in formulating current and long-range plans and implementing strategic and operational strategies. As Corporate Secretary she has a wide range of responsibilities including administration of critical corporate matters. Prior to this, she was the Chief Administrative Officer at Essex Corporation, which she joined in May 1987. At Essex she served in various administrative and management capacities. She was appointed Vice President in December 2003, appointed Corporate Secretary in January 1998 and Chief Administrative Officer in November 1997. She served in these positions at Essex through July 2008, until her employment with KEYW in 2008. Ms. DeChello received a Master of Science degree in Human Resources Management in 2000 from the University of Maryland. Ms. DeChello also holds an Associate of Arts degree in Accounting, and a Bachelor of Science degree in Criminal Justice/Criminology from the University of Maryland.

Chris Fedde, [64], joined KEYW in April 2013 as an Executive Vice President. As Executive Vice President, Mr. Fedde led KEYW’s products business, responsible for strategic product planning to meet the Company's growth objectives. In July 2013 he was appointed President of Hexis Cyber Solutions, Inc., a KEYW subsidiary. Mr. Fedde is the executive responsible for the commercial security products developed and marketed by Hexis. Prior to joining KEYW, he was President and Chief Executive Officer of SafeNet, Inc., a global leader in data protection from May 2011 to December 2012. He was named CEO in May 2011, having more than a decade of executive leadership at SafeNet and previously serving as its President and Chief Operating Officer. During his tenure at SafeNet, he led the rapid and dynamic growth of SafeNet, first as Director of Corporate Product Management and Business Development and then as General Manager of the Enterprise Security Division. Mr. Fedde established the Company's security presence in the US Government, and expanded SafeNet’s presence in the worldwide security community. He led the company from sub- $20 million in revenue in 2001 to more than $450 million by 2010, along the way establishing SafeNet as one of the largest independent security technology companies in the world. Prior to joining SafeNet, Mr. Fedde was Director of Secure Products at Harris Corporation, where he established the security business and led its growth. In this role, he was responsible for the direction and management of security businesses requiring very high levels of security, including the US Government. Before joining Harris Corporation, Mr. Fedde previously served as Engineering Manager at Motorola, developing wireless two-way products for the global markets. He served on the Board of SafeNet and was also a member of the Board of Directors for AuthenTec, a publicly traded company sold to Apple in 2012. Mr. Fedde holds a Bachelor of Science in Electrical Engineering from the University of Iowa. He and his family escape to upstate New York when they can - even in the winter.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has, upon recommendation of the audit committee, selected Grant Thornton, LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015, and has further directed that the selection of such independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

The Board of Directors recommends a vote FOR approval of the Proposal to Ratify the Appointment of GRANT THORNTON, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending december 31, 2015.

PROPOSAL 3 - AmendmentS to the Company’s 2013 Stock Incentive Plan

Our stockholders are being asked to approve amendments (the “Amendments”) to our 2013 Stock Incentive Plan (the “2013 Plan”). A summary of the current 2013 Plan is provided above under the heading “Executive Compensation – Equity Incentive Plans – 2013 Stock Incentive Plan”. The Amendments were approved and recommended by the compensation committee of the board of directors and approved by the board on July 6, 2015, to be effective upon stockholder approval. The Amendments include the following key modifications to the 2013 Plan:

•	An increase in the amount of shares available in the 2013 Plan to 2,700,000 shares of our common stock. This number includes our current share amount of 2,000,000 shares of our common stock and 700,000 new shares of our common stock;
•	Clarifying that the full board or the compensation committee of the board will be the primary administrator of the plan;
•	Providing for a minimum one (1) year vesting period for all plan awards;
•	Modifying the share counting provision to eliminate several instances in which shares would be “recycled” for purposes of determining the maximum number of shares issuable under the plan;
•	Strengthening the prohibitions on stock option repricing and prohibiting voluntary exchanges of “underwater” stock options and stock appreciation rights;
•	Providing detailed terms for stock appreciation rights eligible to be granted under the plan, including maximum 10 year term and a prohibition on grants below fair market value;
•	Adding a “clawback” provision permitting the board of directors to require executive officers to reimburse payments in certain events, including restatement of financial results or the executive’s intentional misconduct.

The complete text of the proposed amended and restated 2013 Plan, which includes the proposed Amendments, is set forth in Annex A to this proxy statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Annex A.

Background of and Reasons for the Proposal to Approve the Amendments

Due to our expanding workforce, both organically and through acquisitions, there is a need for the additional shares available for issuance to employees, under restricted stock grants, stock options, or other forms of equity awards. In 2015, KEYW shifted its equity incentive program away from stock options to restricted stock grants as a way of reducing the number of shares granted annually as part of this program. We grant every employee of the Company equity, demonstrating our strong commitment to align not just executive compensation but employee compensation with our long-term stock performance and stockholders’ interests. As of June 24, 2015, KEYW and its affiliates had approximately 1,225 employees, non-employee directors and service providers eligible to be considered for awards under the 2013 Plan.

With our recent leadership transition, having an available pool of stock is also essential to our current CEO search.

As of June 24, 2015, the closing price of shares of our common stock as reported on Nasdaq, was $10.22 per share. In addition, as of June 24, 2015, stock options outstanding, unvested restricted stock and shares available for grant under all of our equity plans are below:

Stock options outstanding, all plans (1)	2,853,061
Unvested full-value awards outstanding, all plans	964,445
Shares available for awards, all plans (2)	167,915

(1)	As of June 24, 2015 the range of the exercise prices of stock options outstanding under all of our equity compensation plans was $5.00 to $17.71, with a weighted-average exercise price of $11.56. The weighted-average remaining contractual life of stock options outstanding under all of our equity compensation plans as of June 24, 2015 was 5.89 years.

(2)	Represents shares of our Common Stock reserved for future awards under the 2013 Stock Incentive Plan as of June 24, 2015. All of our other stock incentive plans no longer have reserves for future awards.

Since 2013, we have granted the following Restricted Stock Awards and Stock Option Grants under the 2013 Plan. In 2015, we shifted from granting stock options to awarding restricted stock to assist us in managing our equity usage.

RESTRICTED STOCK

Category	Stock Awards 2013	Stock Awards 2014	Stock Awards 2015 (Jan – May)	Total by Category
NEOs	115,500	75,000	123,750	314,250
Employees	125,250	183,123	247,565	555,938
Board, Advisory Board and Consultants	17,500	21,000	43,000	81,500
Total Awards	258,250	279,123	414,315	951,688

STOCK OPTIONS

Category	Option Grants 2013	Option Grants 2014	Option Grants 2015 (Jan – May)	Total by Category
NEOs	221,500	225,000	-	446,500
Employees	223,700	357,670	-	581,370
Board, Advisory Board and Consultants	67,500	63,000	-	130,500
Total Grants	512,700	645,670	-	1,158,370

Totals Awards and Grants	770,950	924,793	414,315	2,110,058

The level of equity grants to employees relative to directors and Named Executive Officer grants is additional testament to our commitment to align total employee compensation with our long-term stock performance. Ownership in our Company is important in attracting and retaining employees in a very difficult hiring market and having the shares to hire and retain employees helps set us apart from our competitors that do not provide equity ownership to every employee.

The 2013 Plan, as modified by the Amendments, incorporates key corporate governance practices:

•Minimum Vesting Requirements — one-year minimum vesting for all awards, it has also been our practice generally to provide for three-year “cliff” vesting for time-based full-value awards and performance-based awards and four-year vesting for stock options;

• “Double trigger” Change In Control Vesting — the plan requires a “double trigger” for accelerated vesting of awards in the event of a change in control under which awards continue or are assumed or substituted;

• Clawback Provision – recoupment of incentive compensation;

• No Repricing without Shareholder Approval — the price of any stock option or SARs may not be altered or repriced, whether through amendment, exchange, cancellation and replacement, or any other means, without shareholder approval;

• No Cash Buyout without Shareholder Approval — cash buyouts of outstanding stock options and stock appreciation rights where the option price exceeds the fair market value of the shares are prohibited without shareholder approval;

• No Grants of Discounted Awards — stock options and stock appreciation rights must be granted at not less than 100% of the fair market value on the date of grant;

• 162(m) Compliance — the structure of the plan facilitates compliance with Code Section 162(m);

• No Dividends on Unearned Performance Shares — grantees will not receive dividend payments with respect to performance-based restricted stock during the performance period;

• No Liberal Share Counting — liberal share counting is not permitted for purposes of determining the share reserve under the plan;

• Independent Administration —plan would be administered by either our full board of directors, of which seven (7) of eight (8) current directors are independent (as defined under applicable NASDAQ standards), or our compensation committee, which is comprised wholly of independent directors.

The board of directors believes that if the proposed Amendments are approved, we will be able to continue to enhance our ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve KEYW and to expend maximum effort to improve the business results and earnings of KEYW, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of KEYW.

We anticipate filing a Registration Statement on Form S-8 with the SEC to register the additional amount of new shares of our Common Stock to be included in the aggregate share reserve under the plan, as amended by the Amendments, effective upon and subject to stockholder approval of the Amendments, as soon as practicable upon such stockholders’ approval of the Amendments.

The board of directors recommends that our stockholders approve the Amendment. If the requisite stockholder approval of the Amendment is not obtained, the provision relating to the increase in the aggregate share reserve and the other Amendments will not take effect. If such approval is not obtained, we may continue to grant awards under the Plan in accordance with the current share reserve and plan terms.

Vote Required

The affirmative vote of a majority of the shares of KEYW common stock present or represented by proxy and voting at the annual meeting, is required for approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record, how to vote in order for your vote to be counted on this proposal. Abstentions and broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The board of directors recommends that the shareholders vote FOR the approval of the amendment to the 2013 Stock Incentive Plan.

PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF the COMPANY’S NAMED EXECUTIVE OFFICERS

Background of the Proposal

The Dodd-Frank Act requires all public companies, beginning with their stockholder meetings on or after January 21, 2011, to hold a separate non-binding advisory stockholder vote to approve the compensation of executive officers as described in the Compensation Discussion and Analysis, the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say on Pay” proposal). Pursuant to Section 14A of the Exchange Act, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Say on Pay Proposal

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is primarily structured to attract, retain, and motivate qualified, talented and diverse leaders who are enthusiastic about our mission and culture by providing competitive compensation and benefits to our executive officers consistent with our focus on controlling costs. The primary elements of compensation used to support the above goals are base salary, annual incentives, long-term incentives, discretionary awards, and retirement, health, & welfare benefits. We maintain compensation plans that tie a substantial portion of our executives’ overall compensation to the achievement of corporate goals and success of the Company. The board of directors believes that our compensation program for our executive officers is appropriately based upon our performance and the individual performance and level of responsibility of the executive officers. We urge you to read the “Executive Compensation” section of this Proxy Statement for details on the Company’s executive compensation programs.

The Say on Pay proposal is set forth in the following resolution:

“RESOLVED, that the compensation paid to The KEYW Holding Corporation’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Vote Required

The affirmative vote of a majority of the shares of KEYW common stock present or represented by proxy and voting at the annual meeting, is required for approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record, how to vote in order for your vote to be counted on this proposal. Abstentions and broker non-votes will have no effect on the proposal.

Because your vote on this proposal is advisory, it will not be binding on the board of directors, the compensation committee or the Company. However, the compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SAY ON PAY PROPOSAL.

Audit Committee Report

In performing its oversight responsibilities, the audit committee has reviewed and discussed the Company’s 2014 consolidated audited financial statements with the Company’s management. The audit committee also has discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The audit committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the Company’s 2014 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

The members of the audit committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including in respect of accountant’s independence. The board of directors has determined that Ms. Pisano is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended. Members of the audit committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company’s independent registered public accounting firm are in fact “independent.”

Audit Committee

Caroline S. Pisano, Chairperson

Arthur L. Money

John G. Hannon

You should not consider this report to be “soliciting materials” or to be “filed” with the SEC. It also is not subject to the liabilities of Section 18 of the Exchange Act. In addition, this report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the federal securities laws.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company uses Grant Thornton LLP as its principal accountant.

Grant Thornton, LLP representatives will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The following table shows the fees that were billed to the Corporation by Grant Thornton LLP for professional services rendered for the fiscal years ended December 31, 2014 and December 31, 2013.

Fee Category	2014	2013
(In thousands)
Audit Fees	$515	$570
Audit-Related Fees	67	40
Tax Fees	—	13
All Other Fees	42	62

Total Fees	$624	$685

Audit Fees

This category includes fees for the audit of the Company’s annual financial statements and review of financial statements included in the quarterly reports on Form 10-Q.

Audit-Related Fees

This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not included above under “Audit Fees”. These services include services in connection with acquisitions and stock offerings, including comfort letters to underwriters.

Tax Fees

This category includes fees for the research and development tax credit study.

All Other Fees

This category includes fees for products and services provided by Grant Thornton LLP that are not included in the services reported above and out-of-pocket expenses consisting primarily of travel expenses.

Pre-Approval of Services

The audit committee pre-approves all services, including both audit and non-audit services, provided by the Company’s independent accountants. For audit services, each year the independent auditor provides the committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the committee before the audit commences.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the respective reporting persons during the fiscal year ended December 31, 2014.

Other Business

The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying Proxy in the enclosed envelope which requires no postage if mailed in the United States or use the internet to transmit voting instructions at www.proxyvote.com.

Stockholder Proposals for the 2016 Annual Meeting

All stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) must be received by the Company not later than March 12, 2016, and must otherwise comply with the rules of the SEC for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. Proposals should be delivered to The KEYW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, Attention: Corporate Secretary.

Except in the case of proposals made in accordance with Rule 14a-8, stockholders intending to bring any business before the 2016 Annual Meeting must deliver written notice thereof to the Secretary of the Company not less than 120 days prior to the first anniversary of the date of the Proxy Statement for the preceding year’s annual meeting of stockholders (which will be March 12, 2016), nor earlier than 150 days prior to the first anniversary date of the Proxy Statement for the preceding year’s Annual Meeting of Stockholders (which will be February 10, 2016). If a stockholder gives notice of such a proposal outside such window, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2016 Annual Meeting.

Annual Report and Consolidated Financial Statements

A copy of the Company’s 2014 Annual Report accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single Proxy Statement and 2014 Annual Report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate copy of the Proxy Statement and 2014 Annual Report and/or wishes to receive separate copies of these documents in the future such stockholder may (1) notify its broker or (2) direct its written or oral request to: The KEYW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, Attention: Corporate Secretary, 443-733-1600. Upon written or oral request, we will deliver promptly a separate copy of the Proxy Statement and 2014 Annual Report to any stockholder at a shared address to which a single copy of any of these documents was delivered.

Two or more stockholders sharing an address can request delivery of a single copy of the Proxy Statement and 2014 Annual Report if they are receiving multiple copies by contacting the KEYW Holding Corporation in the manner set forth above.

Reference Documents

UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE KEYW HOLDING CORPORATION, 7740 MILESTONE PARKWAY, SUITE 400, HANOVER, MD 21076, ATTENTION: CORPORATE SECRETARY. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Annex A

THE KEYW HOLDING CORPORATION

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

The KEYW Holding Corporation, a Maryland corporation (the “Company”), sets forth herein the terms of its 2013 Stock Incentive Plan (the “Plan”) as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock and stock units in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

The Plan was originally adopted by the Board of Directors of the Company on May 4, 2012, subject to the approval by the stockholders of The KEYW Holding Corporation, which approval was obtained on August 15, 2012. The Plan became effective January 1, 2013.

The Plan was amended and restated by the Board of Directors on July 6, 2015, subject to the approval by the stockholders of The KEYW Holding Corporation.

The amendment increases the amount of shares available in the Plan from 2,000,000 to 2,700,000 shares of the Company’s common stock.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1          “Affiliate” means, with respect to a Person, any company or other trade or business that controls, is controlled by or is under common control with such Person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary, provided that an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.

2.2          “Award” means a grant of an Option, Restricted Stock, Restricted Stock Unit, SARs or Performance Shares under the Plan.

2.3          “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.4          “Benefit Arrangement” shall have the meaning set forth in Section 13 hereof.

2.5          “Board” means the Board of Directors of The KEYW Holding Corporation.

2.6          “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate thereof, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate thereof.

2.7          “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity or (ii) a sale of substantially all of the assets of the Company to another person or entity.

2.8          “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

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2.9          “Committee” means the Compensation Committee of, and as designated from time to time by resolution of, the Board, which shall consist of two (2) or more independent members of the Board.

2.10        “Company” has the meaning set forth in the Preamble.

2.11        “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.12        “Effective Date” means January 1, 2013.

2.13        “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14        “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith in a manner consistent with Code Section 409A.

2.15        “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) controls the management of assets, and any other entity in which one or more these persons (or the Grantee) own more than fifty percent (50%) of the voting interests in such entity.

2.16        “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.17        “Grant Share” shall have the meaning set forth in Section 15.3 hereof.

2.18        “Grantee” means a person who receives or holds an Award under the Plan.

2.19        “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.20        “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21        “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22        “Option Price” means the purchase price for each share of Stock subject to an Option.

2.23        “Other Agreement” shall have the meaning set forth in Section 13 hereof.

2.24        “Parachute Payment” shall have the meaning set forth in Section 13 hereof.

2.25        “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity or organization.

2.26        “Plan” has the meaning set forth in the Preamble.

2.27        “Purchase Price” means the purchase price for each share of Stock issued pursuant to an Award of Restricted Stock or Stock Units.

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2.28        “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.29        “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.

2.30        “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.31        “Service” means service as an employee, officer, director or other Service Provider of the Company or an Affiliate thereof. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate thereof. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.32        “Service Provider” means an employee, officer or director of the Company or an Affiliate thereof, or a consultant or adviser currently providing services to the Company or an Affiliate thereof.

2.33        “Stock” means the common stock, $0.001 par value per share, of the Company.

2.34        “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to Section 8 herein.

2.35        “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 9 hereof.

2.36        “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.37        “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

3.	ADMINISTRATION OF THE PLAN

3.1          Board.

The Plan shall be administrated by the Board or, the Committee with respect to “qualified performance-based compensation” subject to Code Section 162(m) or to the extent the Board delegates its administrative responsibilities to the Committee pursuant to Section 3.2 (any reference to the Board shall include the Committee when the Committee is acting as the administrator pursuant to this Section 3.1). The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2          Committee.

The Board from time to time may delegate its powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above to the Committee and the Board may delegate to one or more committees of the Board or to the CEO responsibility for the day-to-day operation of the Plan. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1 and all references herein to the Board shall be deemed to be the Committee. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

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3.3          Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)	designate Grantees;
(ii)	determine the type or types of Awards to be made to a Grantee;
(iii)	determine the number of shares of Stock to be subject to an Award;
(iv)	establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options provided that any Award must be subject to a minimum vesting period of at least one year;
(v)	prescribe the form of each Award Agreement evidencing an Award; and
(vi)	subject to Section 5.3; amend, modify, or supplement the terms of any outstanding Award (provided, that, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award).

The Board’s authority hereunder specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. In addition, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

3.4          Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.5          No Liability.

No member of the Board or of a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6          Share Issuance/Book Entry.

Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1          Number of Shares Available for Awards; Annual Per-Person Limitations.

Subject to adjustment as provided in Section 15 hereof, the number of shares of Stock available for issuance under the Plan shall be 2,700,000 (two million seven hundred thousand), all of which may be subject to Incentive Stock Options. All shares of Stock issuable under the Plan may be issued as Common Stock. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

The 2013 Plan imposes individual limitations on the amount of Awards, to comply with Code Section 162(m). Under these limitations, in any fiscal year of the Company during any part of which the 2013 Plan is in effect, no participant may be granted an award of more than 200,000 shares.

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4.2          Adjustments in Authorized Shares.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

4.3          Share Usage.

The maximum number of shares of Stock available for issuance under the Plan shall be reduced by the full number of shares of Stock covered by Option Awards and SAR Awards granted under the Plan. This reduction shall include the full number of shares of Stock covered by an Option or SAR, regardless of whether (i) any shares of Stock are tendered in payment of any Option or SAR, (ii) any such Option, SAR, or other Award covering shares of Stock under the Plan ultimately is settled in cash or by delivery of shares of Stock (either by share netting, an attestation process, or actual delivery), (iii) shares of Stock were used to satisfy the purchase price of an Award or to satisfy any tax withholdings, or (iv) shares of Stock were repurchased by the Company with Option or SAR proceeds. The maximum number of shares of Stock available for issuance under the Plan shall be reduced by one (1) share of Stock for every share of Stock covered by all other Awards granted under the Plan. If, however, any Award granted under this Plan terminates, expires, is forfeited because any performance or time-based vesting requirements were not satisfied, or lapses for any reason, any shares of Stock subject to such Award shall again be available for a grant of an Award under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1          Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders entitled to vote thereon. Upon approval of the Plan by the stockholders of the Company entitled to vote thereon as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company entitled to vote thereon had approved the Plan on the Effective Date.

5.2          Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Sections 5.3 or 15.3. No Awards shall be made after termination of the Plan.

5.3          Amendment and Termination of the Plan

The Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that the Board shall not have the authority to, without shareholder approval, (1) change the limits set forth in Section 4.1, (2) change the minimum Option Price or exercise price of a SAR, (3) change eligible Grantees to receive Awards, (4) reprice or alter the Option Price of any Option or exercise price of any SAR, previously awarded to any Grantee, whether through amendment, exchange, cancellation and replacement grant, or any other means, (5) buy out or cancel an existing Option or SAR in exchange for an amount of cash or shares of Stock when the Fair Market Value of the shares of Stock covered by the Option or SAR is less than the Option Price or exercise price of the SAR, or (6) permit the purchase of shares of Stock subject to any unvested Option or SAR or waive the vesting requirement of any unvested Award except as a result of (a) a Change in Control, (b) the death of a Grantee, or (c) a Grantee’s separation from service with the Company as defined in accordance with Code Section 409A due to involuntary termination without Cause. Notwithstanding any provision of the Plan to the contrary, if the Board determines that any Award may or does not comply with Code Section 409A, the Company may amend the Plan and the affected Award Agreement, or take any other action, without the Grantee’s consent, that the Board believes necessary or appropriate to (1) exempt the Plan and any Award from the application of Code Section 409A, or (2) comply with the requirements of Code Section 409A.If the Board, in its sole discretion, determines that the rights of a Grantee with respect to an Award granted prior to such amendment, suspension or termination, may be adversely impaired, the consent of such Grantee shall be required or the terms of such Grantee’s Award shall continue to be governed by the Plan without giving effect to any such amendment. An amendment to the Plan shall be contingent on approval of the Company’s stockholders entitled to vote thereon only to the extent required by applicable law, regulations or rules. For the avoidance of doubt, nothing in this Section 5.3 shall be deemed to limit the discretion of the Board under Section 15.3.

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5.4          Amendments of Awards.

The Board may, at any time and from time to time, amend the terms of any Award, prospectively or retroactively; provided, however, that if the Board, in its sole discretion, determines that the rights of a Grantee with respect to an Award may be adversely impaired by any such amendment, the consent of such Grantee shall be required.

6.	Award ELIGIBILITY

6.1          Employees and Other Service Providers.

Awards may be made under the Plan to any employee, officer or director of, or other Service Provider providing services to, the Company or any Affiliate thereof. To the extent required by applicable state law, Awards within certain states may be limited to employees and officers or employees, officers and directors. An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.2          Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking options into account in the order in which they were granted.

7.	AWARD AGREEMENT

Each Award pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Award (subject to adjustment in accordance with Section 15). Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

8.	Terms and conditions of options AND STOCK APPRECIATION RIGHT (sar)

8.1          Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall not be less than the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date.

Neither the Board nor any Committee shall have the authority to reprice any outstanding Option Grant under the plan unless the stockholders of the Company have approved such an action within a twelve (12) month period preceding or following such an event. They also cannot reduce exercise price, cannot exchange for cash, other award, or another option/SAR with an exercise price lower than the original exercise price.

8.2          Vesting.

Subject to Sections 8.3 and 15.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement provided that any Award Agreement shall provide for a vesting period of no less than one year. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock.

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8.3          Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4          Exercise of Options on Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5          Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company entitled to vote thereon, or after ten (10) years following the Grant Date, or after the occurrence of an event referred to in Section 15 hereof which results in termination of the Option.

8.6          Exercise Procedure.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, in the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) one hundred (100) shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.

8.7          Right of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual.

8.8          Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock purchased upon such exercise of the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

8.9          Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10        Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights, or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the applicable Award Agreement, and the shares may be subject to repurchase by the Company or its assignee.

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8.11        Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

8.12        Grant of SARs.

Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant SARs to Grantees in such amounts as the Board shall determine. A SAR shall represent a right to receive a payment in cash, shares of Stock, or a combination thereof, equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over an amount (the “SAR exercise price”) which shall be no less than the Fair Market Value on the date the SAR was granted (or the Option Price for SARs granted in tandem with an Option), as set forth in the applicable Award Agreement.

8.13        Award Agreement.

Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR exercise price, the duration of the SAR, the number of shares of Stock to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, the form of payment of the SAR upon exercise, and such other provisions as the Board shall determine. SARs granted under this Section 8 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Grantee. Notwithstanding the foregoing, a SAR shall not fully vest until the date that is three (3) years after the date of grant of such SAR, except as otherwise may be provided in the Award Agreement for (a) new hires, (b) involuntary terminations of employment without Cause, (c) achievement of specific performance objectives, (d) death, (e) Disability, or (f) other circumstances that the Board determines is in the best interests of the Company, but only if any individuals identified or subject to the circumstances described in items (a) through (f) above have been continuously employed with the Company for a period of at least six (6) months from the date of grant.

8.14        Duration of SAR.

Each SAR granted to a Grantee shall expire at such time as the Board shall determine at the time of grant; provided, however, that no SAR shall be exercisable on or later than the tenth (10th) anniversary date of its grant.

8.15        Exercise.

SARs shall be exercised by the delivery to the Company of written or other notice of exercise acceptable to the Company, setting forth the number of shares of Stock with respect to which the SAR is to be exercised. The date of exercise of the SAR shall be the date on which the Company shall have received notice from the Grantee of the exercise of such SAR. SARs granted in tandem with the grant of an Option may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. With respect to SARs granted in tandem with an Incentive Stock Option, (a) such SAR will expire no later than the expiration of the underlying Incentive Stock Option, (b) the value of the payout with respect to such SAR may be for no more than 100% of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the shares of Stock subject to the underlying Incentive Stock Option at the time such SAR is exercised, and (c) such SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the underlying Incentive Stock Option exceeds the Option Price of the Incentive Stock Option.

SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award Agreement. In the event the SAR shall be payable in shares of Stock, a certificate for the shares of Stock acquired upon exercise of an SAR shall be issued in the name of the Grantee, or the Company shall transfer the shares of Stock electronically from its transfer agent to the Grantee, as soon as practicable following receipt of notice of exercise. No fractional shares of Stock will be issuable upon exercise of the SAR and, unless provided in the applicable Award Agreement or otherwise determined by the Board, the Grantee will receive cash in lieu of fractional shares of Stock.

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8.16        Exercise upon Termination of Employment.

Each Grantee’s Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise a SAR following termination of the Grantee’s employment with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into by the Grantees, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment.

8.17         Nontransferability.

Unless otherwise determined by the Board in its discretion, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, SARs granted in tandem with an Incentive Stock Option granted to a Grantee under the Plan shall be exercisable during the Grantee’s lifetime only by such Grantee.

9.	terms and conditions of RESTRICTED STOCK and stock units

9.1          Award of Restricted Stock and Stock Units.

The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

9.2          Restrictions.

At the time an Award of Restricted Stock or Stock Units is made, the Board shall establish a restriction period of no less than one year applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restriction period. The Board may, in its sole discretion, at the time an Award of Restricted Stock or Stock Units is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock or Stock Units shall vest.

The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock or Stock Units. The Restricted Stock or Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock or Stock Units.

9.3          Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to such Grantee, as soon as reasonably practicable after the applicable Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

9.4          Rights of Holders of Restricted Stock.

Holders of Restricted Stock shall have the right to vote such Stock and, unless the Board otherwise provides in an Award Agreement, to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same or other vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award. In the case of unearned performance awards (shares/units), dividend payouts/dividend equivalents are prohibited.

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9.5          Rights of Holders of Stock Units.

9.5.1	Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

9.5.2	Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

9.6          Termination of Service.

Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee’s Service with the Company or an Affiliate thereof, any shares of Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including, but not limited to, the right to vote Restricted Stock and any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

9.7          Purchase and Delivery of Stock.

The Grantee shall be required to purchase the Restricted Stock or Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate thereof.

Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be, upon the surrender of any stock certificate(s) previously issued to such Grantee in respect of such shares. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

10.	FORM OF PAYMENT

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock or Stock Units shall be made in cash or in cash equivalents acceptable to the Company. In addition, to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules.

11.	WITHHOLDING TAXES

The Company or an Affiliate thereof, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock or payment of any kind upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate thereof, as the case may be, any amount that the Company or the Affiliate thereof may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate thereof, which may be withheld by the Company or the Affiliate thereof, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate thereof to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Board as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

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12.	RESTRICTIONS ON TRANSFER OF SHARES OF STOCK

12.1        Repurchase and Other Rights.

Stock issued upon exercise of an Option or pursuant to an Award of Restricted Stock or Stock Units may be subject to such right of repurchase upon termination of Service or other transfer restrictions as the Board may determine, consistent with applicable law. Any additional restrictions shall be set forth in the Award Agreement; provided, however, that no such restrictions shall be inconsistent with the terms of the Plan.

12.2        Installment Payments.

In the case of any repurchase of shares of Stock acquired by the Grantee pursuant to the exercise of an Option or under an Award of Restricted Stock or Stock Units, the Company or its permitted assignee may pay the Grantee, transferee, or other registered owner of the Stock the purchase price in three (3) or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Code Section) in effect on the date on which the purchase is made. The Company or its permitted assignee shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

12.3        Legend.

In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Award Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

13.	BENEFIT LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate thereof, except an agreement, contract or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Code Section 280G(c), any Awards held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements shall be reduced or eliminated so as to avoid having the payment or benefit to the Grantee be deemed to be a Parachute Payment. The Company shall reduce or eliminate the Parachute Payments by first reducing or eliminating any cash payments benefits (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of Restricted Stock, then by reducing or eliminating any other remaining Parachute Payments unless otherwise specified in any executed executive agreements.

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14.	REQUIREMENTS OF LAW

14.1        General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Award, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any right emanating from such Award or the delivery of any shares of Restricted Stock, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2        Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1        Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Board. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option, but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options to reflect such distribution.

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15.2        Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to the exception set forth in the last sentence of Section 15.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Award theretofore made pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, and with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. In the event of a transaction described in this Section 15.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

15.3        Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 15.3 and the last sentence of Section 15.4, upon the occurrence of a Change of Control either of the following two actions shall be taken:

(i) immediately prior to the scheduled consummation of a Change of Control, all shares of Restricted Stock and Stock Units shall become immediately vested and all Options outstanding hereunder shall become immediately exercisable unless otherwise specified in any executed executive agreements and shall remain exercisable for a period of fifteen days, or

(ii) the Board may elect, in its sole discretion, to cancel any outstanding Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares of Stock subject to the Award (the “Grant Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Grant Shares.

With respect to the Company's establishment of an exercise window, (i) any exercise of an Option during such period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

This Section 15.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options, Stock Units or shares of Restricted Stock theretofore granted, or for the substitution for such Awards for new common stock options, stock units or new shares of restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option prices, in which event the Awards theretofore granted shall continue in the manner and under the terms so provided. In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Change of Control and his employment is terminated without Cause within one year following the consummation of such Change of Control, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, for the period set forth in the Grantee’s Award Agreement or for such longer period as the Committee may determine.

15.4        Adjustments.

Adjustments under Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 15.1-15.3.

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15.5        No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	general provisions

16.1        Clawback Provisions.

The Board shall, in all appropriate circumstances, require reimbursement of any payment under any Award to an executive officer where: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company’s financial statements filed with the Securities and Exchange Commission; (2) the Board determines the executive engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement; and (3) a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Company will, to the extent practicable, seek to recover from the individual executive the amount by which the individual payments under any Award for the relevant period exceeded the lower payment that would have been made based on the restated financial results. For purposes of this policy, the term "executive officer" means any officer who has been designated an executive officer by the Board.

16.2        Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate thereof. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

16.3        Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company entitled to vote thereon for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

16.4        Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision hereof or thereof.

16.5        Other Award Agreement Provisions.

Each Award under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

16.6        Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7        Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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16.8        Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards awarded hereunder shall be governed by the laws of the State of Maryland other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards awarded hereunder to the substantive laws of any other jurisdiction.

16.9        Code Section 409A.

The Board intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

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Directions

KEYW’s Corporate Headquarters

7740 Milestone Parkway

Hanover, MD 21076

Main 443-733-1600

From Points North

•	Take MD-295 South / Baltimore Washington Parkway
•	Take the Exit for Arundel Mills Boulevard
•	Turn onto Arundel Mills Boulevard
•	Take the 1st right onto Milestone Parkway
•	Take the 1st right into the parking area

From Points East

•	Take SR-100 West toward Ellicott City
•	Take Exit 9A for MD-295 South / Baltimore Washington Parkway
•	Take the Exit for Arundel Mills Boulevard
•	Turn onto Arundel Mills Boulevard
•	Take the 1st right onto Milestone Parkway
•	Take the 1st right into the parking area

From Points South

•	Take MD-295 North / Baltimore Washington Parkway
•	Take the Exit for Arundel Mills Boulevard
•	Turn right onto Arundel Mills Boulevard
•	Take the 1st right onto Milestone Parkway
•	Take the 1st right into the parking area

From Points West

•	Take SR-100 East toward Ellicott City
•	Take Exit 9A for MD-295 South / Baltimore Washington Parkway
•	Take the Exit for Arundel Mills Boulevard
•	Turn onto Arundel Mills Boulevard
•	Take the 1st right onto Milestone Parkway
•	Take the 1st right into the parking area

From Baltimore/Washington International Airport

•	Take I-195 West
•	Take Exit 2N for MD-295 South / Baltimore Washington Parkway
•	Take the Exit for Arundel Mills Boulevard
•	Turn onto Arundel Mills Boulevard
•	Take the 1st right onto Milestone Parkway
•	Take the 1st right into the parking area

KEYW

THE KEYW HOLDING CORPORATION
ATTN: KIM DECHELLO
7740 MILESTONE PARKWAY
HANOVER, MD 21076

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94882-P68163 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE KEYW HOLDING CORP (KEYW)

The Board of Directors recommends you vote FOR ALL Nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) DEBORAH BONANNI
02) BILL CAMPBELL
03) PIERRE CHAO
04) JOHN HANNON
05) KEN MINIHAN
06) ART MONEY
07) CAROLINE PISANO
08) MARK WILLARD

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

	For	Against	Abstain
2. Ratify the appointment of Grant Thornton, LLP as independent registered public accounting firm for the Company.	☐	☐	☐
3. Ratify and approve an amendment to the 2013 Stock Incentive Plan.	☐	☐	☐
4. Approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Act upon such other business as may properly come before the Annual Meeting.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M94883-P68163

THE KEYW HOLDING CORPORATION
7740 Milestone Parkway, Hanover, Maryland 21076
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - AUGUST 12, 2015

The undersigned hereby appoints Mark A. Willard, Philip L. Calamia and Kimberly J. DeChello, and each of them severally, as proxies of the undersigned, each with full power of substitution, to represent the undersigned at, and to vote all shares of common stock of The KEYW Holding Corporation which the undersigned may be entitled to vote at, the Annual Meeting of Stockholders of The KEYW Holding Corporation to be held on August 12, 2015 at KEYW Corporate Headquarters, 7740 Milestone Parkway, Hanover, Maryland at 10:00 a.m. Eastern Time ("ET"), and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present, in accordance with the instructions set forth on this proxy, and, in their discretion, to vote such shares on any other business as may properly come before the meeting and on matters incident to the conduct of the meeting. Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE RATIFICATION AND APPROVAL OF THE AMENDMENT TO THE 2013 STOCK INCENTIVE PLAN, AND FOR THE SAY ON PAY PROPOSAL.

Continued and to be signed on reverse side